                                LEASE AGREEMENT

                                By and Between

                             B.V. DEVELOPMENT, LLC

                                 as "Landlord"

                                      and

                             PRIME RESPONSE, Inc.

                                  as "Tenant"

                               BRIGHTON LANDING





                                                       Dated as of: June 9, 2000

                               BRIGHTON LANDING
                                 OFFICE LEASE

                               TABLE OF CONTENTS
                               -----------------


ARTICLE  I REFERENCE DATA................................................. 1
     1.1 SUBJECTS REFERRED TO............................................. 1

ARTICLE  II PREMISES AND TERM............................................. 6
     2.1 DESCRIPTION OF PREMISES.......................................... 6
     2.2 SIGNAGE.......................................................... 7
     2.3 TERM............................................................. 7
     2.4 OPTION TO EXTEND................................................. 7
     2.5 SECURITY DEPOSIT................................................. 8

ARTICLE  III  CONSTRUCTION................................................ 8
     3.1 DELIVERY OF PREMISES............................................. 8
     3.2 DELAYS........................................................... 9
     3.3 PREPARATION OF PREMISES FOR OCCUPANCY............................10
     3.4 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION....................10
     3.5 CONSTRUCTION REPRESENTATIVES.....................................12
     3.6 ALLOWANCE FOR TENANT'S WORK......................................13

ARTICLE  IV RENT..........................................................14
     4.1 RENT.............................................................14
     4.2 ANNUAL BASE RENT DURING EXTENSION TERMS..........................14
     4.3 UTILITIES........................................................15
     4.4 TENANT'S SHARE OF EXCESS PROPERTY TAXES..........................15
     4.5 TENANT'S SHARE OF EXCESS OPERATING COSTS.........................15
     4.6 CHANGE OF FISCAL YEAR............................................20
     4.7 PAYMENTS.........................................................20

ARTICLE V LANDLORD'S COVENANTS DURING THE TERM;
  LANDLORD'S REPRESENTATIONS AND WARRANTIES...............................20
     5.1 LANDLORD'S COVENANTS DURING THE TERM.............................20
          5.1.1 Buildings Services........................................20
                ------------------
          5.1.2 Parking Garage Services...................................21
                -----------------------
          5.1.3 Additional Services.......................................21
                -------------------
          5.1.4 Repairs...................................................21
                -------
          5.1.5 Quiet Enjoyment...........................................21
                ---------------
          5.1.6 Compliance With Laws......................................22
                --------------------
          5.1.7 Environmental Notices.....................................22
                ---------------------
          5.1.8 Indemnity.................................................22
                ---------
          5.1.9 Eminent Domain Notices....................................22
                ----------------------
          5.1.10 Insurance................................................23
                 ---------
     5.2 INTERRUPTIONS....................................................23

     5.3 LANDLORD'S REPRESENTATIONS AND WARRANTIES........................24
          5.3.1 Authority.................................................24
                ---------
          5.3.2 Due Execution.............................................24
                -------------
          5.3.3 Sole Owner................................................24
                ----------
          5.3.4 No Violations.............................................24
                -------------
          5.3.5 Litigation................................................24
                ----------
          5.3.6 Governmental Proceedings..................................25
                ------------------------
          5.3.7 Access....................................................25
                ------
          5.3.8 Permitted Use.............................................25
                -------------
          5.3.9 Permitted Liens...........................................25
                ---------------

ARTICLE  VI  TENANT'S COVENANTS DURING THE TERM; TENANT'S
  REPRESENTATIONS AND WARRANTIES..........................................25
     6.1 TENANT'S COVENANTS DURING THE TERM...............................25
          6.1.1 Tenant's Payments.........................................25
                -----------------
          6.1.2 Repairs and Yielding Up...................................25
                -----------------------
          6.1.3 Occupancy and Use.........................................25
                -----------------
          6.1.4 Rules and Regulations.....................................26
                ---------------------
          6.1.5 Safety Appliances.........................................26
                -----------------
          6.1.7 Indemnity.................................................28
                ---------
          6.1.8 Tenant's Insurance........................................28
                ------------------
          6.1.9 Landlord's Right of Entry.................................28
                -------------------------
          6.1.10 Loading..................................................29
                 -------
          6.1.11 Landlord's Costs.........................................29
                 ----------------
          6.1.12 Tenant's Property........................................29
                 -----------------
          6.1.13 Labor or Materialperson's Liens..........................29
                 -------------------------------
          6.1.14 Changes or Additions.....................................29
                 --------------------
          6.1.15 Holdover.................................................29
                 --------
          6.1.16 Security.................................................30
                 --------
          6.1.17 Development Impact Agreement.............................30
                 ----------------------------
     6.2 TENANT'S REPRESENTATIONS AND WARRANTIES..........................30
          6.2.1 Authority.................................................31
                ----------
          6.2.2 Due Execution.............................................31
                --------------
          6.2.3 Litigation................................................31
                -----------

ARTICLE  VII DAMAGE AND DESTRUCTION; CONDEMNATION.........................31
     7.1 FIRE OR OTHER CASUALTY...........................................31
     7.2 EMINENT DOMAIN...................................................33

ARTICLE  VIII  RIGHTS OF HOLDERS OF SECURITY INSTRUMENTS..................34
     8.1 PRIORITY OF LEASE................................................34
     8.2 RIGHTS OF HOLDERS OF SECURITY INSTRUMENTS;
          LIMITATION OF HOLDER'S LIABILITY................................35
     8.3 INTENTIONALLY OMITTED............................................35
     8.4 NO PREPAYMENT OR MODIFICATION, ETC...............................35
     8.5 NO RELEASE OR TERMINATION........................................35
     8.6 CONTINUING OFFER.................................................36

ARTICLE IX DEFAULT........................................................36
     9.1 EVENTS OF DEFAULT BY TENANT......................................36
     9.2 TENANT'S OBLIGATIONS AFTER TERMINATION...........................37
     9.3 EVENTS OF DEFAULT BY LANDLORD....................................38

ARTICLE X MISCELLANEOUS...................................................38
     10.1 NOTICE OF LEASE.................................................38
     10.2 NOTICES FROM ONE PARTY TO THE OTHER.............................39
     10.3 BIND AND INURE..................................................39
     10.4 NO SURRENDER....................................................39
     10.5 NO WAIVER, ETC..................................................39
     10.6 NO ACCORD AND SATISFACTION......................................40
     10.7 CUMULATIVE REMEDIES.............................................40
     10.8 RIGHT TO CURE...................................................40
     10.9 ESTOPPEL CERTIFICATE............................................40
     10.10 WAIVER OF SUBROGATION..........................................41
     10.11 BROKERAGE......................................................41
     10.12 SUBMISSION NOT AN OFFER........................................42
     10.13 APPLICABLE LAW AND CONSTRUCTION................................42

                               BRIGHTON LANDING
                                 OFFICE LEASE
                                 ------------

                               TABLE OF EXHIBITS
                               -----------------


ITEM                                              EXHIBIT
----                                              -------

1.  Description of North and South Parcel Lots          A
2.  Premises Plan                                       B
3.  Project Schedule                                    C
4.  Property Tax Schedule                               D
5.  Tenant's Work Schedule                              E
6.  Memorandum of Term Commencement Date                F
7.  Rules and Regulations                               G
8.  Cleaning Specifications                             H
9.  Memorandum of Understanding Letter                  I
10. Transportation Access Agreement Plan                J
11. Project Drawings and Specifications                 K

                               BRIGHTON LANDING
                                 OFFICE LEASE
                                 ------------

                                LEASE AGREEMENT
                                ---------------

     This Lease Agreement dated as of June 9, 2000, is by and between B.V. Development, LLC, a Delaware limited liability company with its principal place of business at 77 Guest Street, Brighton, MA 02135, and Prime Response, Inc., a Delaware corporation with its principal place of business at 150 Cambridge Park Drive, Cambridge, MA 02140.

     For good consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           ARTICLE I REFERENCE DATA

1.1  SUBJECTS REFERRED TO

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

ALLOWANCE FOR TENANT'S WORK:

     Twenty Dollars ($20.00) per square foot of the Rentable Floor Area of the Premises.

ANNUAL BASE RENT:

     Thirty-Four Dollars ($34.00) per square foot of Rentable Floor Area of the Premises for years one through five of the Original Term, and Thirty-Eight Dollars ($38.00) per sqaure foot of Rentable Floor Area of the Premise for years six through ten of the original Term.

ANNUAL RENT:

     For any year during the Term, the sum of (i) Annual Base Rent, (ii) the Tenant's Share of Excess Operating Costs for such year, and (iii) the Tenant's Share of Excess Property Taxes for such year.

BASE BUILDING STANDARDS:

     The standard finishes for the Office Buildings, including the Premises, as more completely described on the Project Drawings and Specifications.

BOMA STANDARD:

     The Standard Method for Measuring Floor Area in Office Buildings, an American National Standard, ANSI/BOMA Z65.1-1996, as approved by the American National Standards Institute, Inc. on June 7, 1996, and published by Building Owners and Managers Association International (BOMA).

BROKER(S):

     Cushman & Wakefield of Massachusetts, Inc.

BUILDING HOLIDAYS:

     President's Day; Patriot's Day; Memorial Day; Independence Day; Labor Day; Columbus Day; Thanksgiving Day; Christmas Day; and New Year's Day.

DELIVERY DATE:

     The Delivery Date is the date of delivery by Landlord to Tenant of the Premises upon substantial completion of the East Building (except for tenant improvements for other tenants) in condition such that Tenant can commence and continue construction and installation of Tenant's Work in the normal course; such date to be no later than August 1, 2000, subject to extension pursuant to Section 3.2 hereof.

EXCESS OPERATING COSTS:

     For any year during the Term, the remainder of Operating Costs for such year minus the greater of (i) Operating Costs for the Operating Cost Base Year, or (ii) Six Dollars and Twenty-Five Cents ($6.25) per Rentable Square Foot.

EXCESS PROPERTY TAXES:

     For any Property Tax Year during the Term, the remainder of the Property Taxes for such Property Tax Year minus the Property Taxes for the Property Tax Base Year, pursuant to the terms of Section 4.4 hereof.

EXTENSION TERM(S):

     One (1) Extension Term of five (5) years.

EXTENSION TERM ANNUAL BASE RENT:

     Fair Market Rent, determined in accordance with Section 4.2 hereof.

LANDLORD:

     B.V. Development, LLC, a Delaware limited liability company.

LANDLORD'S ADDRESS:

     77 Guest Street, Brighton, Massachusetts 02135.

LANDLORD'S CONSTRUCTION REPRESENTATIVE:

     Robert Eckstein, Executive Vice President.

LEASE TERM OR TERM:

     The Original Term together with any Extension Terms.

MANAGING AGENT:

     B.V. Leasing And Management, LLC.

NORTH PARCEL LOT:

     The North Parcel of the Brighton Landing Development, as more completely described on Exhibit A hereto.
                  ---------

OFFICE BUILDINGS:

     The Office Buildings to be constructed on the North Parcel Lot by the Landlord, as shown on the Project Drawings and Specifications, such buildings being hereinafter referred to individually as the "East Building" and the "West Building".

OPERATING COST BASE YEAR:

     Calendar Year 2001.

ORIGINAL TERM:

     Ten (10) years.

PARKING GARAGE:

     The parking garage located in the South Building on the South Parcel Lot, as shown on the Project Drawings and Specifications.

PERMITTED USES:

     General business office and uses customarily accessory thereto.

PREMISES:

     The area within the Office Buildings to be leased by the Tenant hereunder, consisting of a portion of the second floor of the East Building as shown on the Project Drawings and Specifications and on the Premises Plan appended hereto as Exhibit B. The street address of the East Building will
                        ---------
     be 20 Guest Street. The address for the Premises will be Suite 200 of the street address for the East Building.

PROJECT DRAWINGS AND SPECIFICATIONS:

     The drawings and specifications for the Office Buildings listed on Exhibit K attached hereto; such having been made available to Tenant
     ---------
     through Landlord's Construction Representative.

PROJECT SCHEDULE:

     The Landlord's schedule for completion of the Office Buildings and delivery of the Premises to the Tenant, as set forth on Exhibit C hereto.
                                                    ---------

PROPERTY:

     The North Parcel Lot and the South Parcel Lot of the Brighton Landing Development, and all improvements situated thereon, including the Office Buildings and the South Building.

PROPERTY TAXES:

     For any Property Tax Year during the Term, the actual property taxes applicable to the North Parcel Lot, and seventy percent (70%) of the actual property taxes applicable to the South Parcel Lot, for such Property Tax Year; provided, however, that in the event that the South Parcel Lot is subject to further development beyond the Parking Garage, Landlord shall review in good faith the allocation of property taxes attributable to the South Parcel Lot to the North Parcel Lot.

PROPERTY TAX BASE YEAR:

     The Property Tax Base Year shall be Property Tax Year for 2002 (meaning the Property Tax Year commencing July 1, 2001 and ending June 30, 2002).

PROPERTY TAX YEAR:

     The fiscal property tax year for the City of Boston, as the same may be amended by the City of Boston from time to time. The Property Tax Year presently runs from July 1 to June 30 (e.g., the 2002 Property Tax Year runs from July 1, 2001 to June 30, 2002).

RENTABLE FLOOR AREA OF THE OFFICE BUILDINGS:

     408,519 Square Feet; Landlord represents that such square footage was measured in accordance with BOMA.

RENTABLE FLOOR AREA OF THE PREMISES:

     15,667 Square Feet; Landlord represents that such square footage was measured in accordance with BOMA.

RULES AND REGULATIONS:

     The rules and regulations, including cleaning specifications, for the Office Buildings as adopted by Landlord, the current version which is as set forth on Exhibit G appended hereto.
                  ---------

SECURITY DEPOSIT:

     The sum of $532,678, to be deposited with Landlord in the form of cash or, at Tenant's election, an irrevocable sight draft letter of credit issued by a financial institution reasonably acceptable to Landlord, deliverable pursuant to the provisions of Section 2.5 hereof. Provided that Tenant is not in default under this Lease (after written notice and the expiration of all grace and cure periods, if any), the Security Deposit shall be reduced on each anniversary date of this Lease by an amount equal to $44,390; provided, however, in no event shall the Security Deposit be reduced to an
     --------  -------
     amount less than

     $133,150. Landlord agrees that Citizens Bank is an acceptable issuer of any such letter of credit.

SOUTH BUILDING:

     The building, which includes the Parking Garage, to be constructed on the South Parcel Lot by the Landlord, as shown on the Project Drawings and Specifications.

SOUTH PARCEL LOT:

     The South Parcel of the Brighton Landing Development, as more completely described on Exhibit A hereto.
                  ---------

TENANT:

     Prime Response, Inc.

TENANT'S ADDRESS (FOR NOTICE AND BILLING):

     Prior to Term Commencement Date: 150 Cambridge Park Drive, Cambridge, MA 02140.

     After Term Commencement Date:  At the Premises.

TENANT'S CONSTRUCTION REPRESENTATIVE:

     Ms. Nancy Busnack

TENANT'S PERCENTAGE:

     The result of dividing the Rentable Floor Area of the Premises by 95% of the Rentable Floor Area of the Office Buildings, such result being 4.04%, subject to Landlord's right of remeasurement as provided herein.

TENANT'S PLANS:

     The drawings and specifications for the Tenant's Work, as developed by Tenant and approved by Landlord pursuant to Section 3.3 hereof.

TENANT'S SHARE OF EXCESS OPERATING COSTS:

     For any calendar year during the Term, the product of the Excess Operating Costs for such year, multiplied by the Tenant's Percentage.

TENANT'S SHARE OF EXCESS PROPERTY TAXES:

     For any Property Tax Year during the Term, the product of the Excess Property Taxes for such Property Tax Year multiplied by the Tenant's Percentage.

TENANT'S WORK:

     The work to be completed by the Tenant within the Premises as more completely described on the Tenant's Plans.

TENANT'S WORK SCHEDULE:

     The Tenant's schedule for completion of the Tenant's Work, as approved by Landlord and Landlord's lender, to be appended hereto as Exhibit E when
                                                              ---------
     agreed upon and approved by Landlord, Landlord's lender and Tenant, as same may be extended due to extensions of the Delivery Date as set forth herein.

TERM COMMENCEMENT DATE:

     That date which is the first to occur of the following: (i) the date upon which Tenant takes possession of any portion of the Premises for the purposes of conducting business; or (ii) the date of completion of Tenant's Work in accordance with Tenant's Plans; or (iii) the date one hundred eighty (180) days after the Delivery Date, provided that Tenant shall have the right to extend such 180 day period for an additional period of up to 60 days due solely to delays resulting from force majeure. Any such
                                                 -------------
     extension shall be made by written notice to Landlord delivered no later than ten (10) business days prior to the expiration of such 180 day period. Landlord and Tenant shall execute a memorandum confirming the occurrence of the Term Commencement Date within ten (10) business days thereof in the form of the Memorandum of Term Commencement Date appended hereto as
     Exhibit F.  Notwithstanding anything to the contrary contained herein,
     ---------
     in no event will the Term Commencement Date occur until each of the following shall have been provided or completed, as the case may be: (A) Landlord shall have completely finished the second floor multi-tenant corridor(s) and toilet rooms; (B) the Parking Garage shall be completed such that Tenant may safely and conveniently use the parking spaces allotted to Tenant hereunder; (C) Tenant shall have been provided access to truck loading bays in the East Building in the manner provided herein; and
     (D) Tenant shall have been provided reasonable access to the Premises.


                         ARTICLE II PREMISES AND TERM

2.1  DESCRIPTION OF PREMISES                       .

     Subject to and with the benefit of the provisions of this Lease, Landlord hereby leases to Tenant, and Tenant leases from Landlord, the Premises.

     Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto, and subject to reasonable rules of general applicability to tenants of the Office Buildings from time to time made by Landlord of which Tenant is given notice: (i) the common lobbies, corridors, stairways, elevators and loading platform of the Office Buildings, and the pipes, ducts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others; (ii) common walkways and driveways necessary for access to the Office Buildings; (iii) common toilets (if any), corridors and elevator lobbies; and (iv) at no charge, forty-seven (47) parking spaces in the Parking Garage.

     Landlord reserves the right from time to time, so long as same does not result in unreasonable interference with Tenant's use, (i) to install, repair, replace, use, maintain and relocate for service to the Premises, Office Buildings service fixtures and equipment wherever located in the Office Buildings, and (ii) to alter or relocate any common facilities. Landlord also reserves the right at all reasonable times, upon twenty-four (24) hours advance notice (except only such reasonable notice as is practicable under the circumstances is required in the event of an emergency), to enter upon the Premises, to inspect the Premises and in Landlord's reasonable discretion, to make repairs, alterations or substitutions for the protection and maintenance of the Office Buildings or any part thereof, and, only during the last nine (9) months of the Term, to show the Premises to others. Landlord will exercise reasonable efforts to minimize disruption to Tenant's business and will not materially diminish the attractiveness or functionality of the Premises.

2.2  SIGNAGE                                       .

     Tenant will be permitted to have identification signage on the main entrance door to the Premises, subject to Landlord's approval of design and location (which approval will not be unreasonably withheld). Tenant will have no right to any other signage visible outside of the Premises. Tenant will also be identified on the directory for the Office Buildings in such location as Landlord may designate within the common areas.

2.3  TERM                                          .

     To have and to hold for a period commencing on the Term Commencement Date and continuing for the Term, unless sooner terminated as provided herein. Within the first three months of the Term, upon request of either party, the parties hereto shall promptly execute and deliver to each other a document for acknowledgment and confirmation of the Term Commencement Date, the Lease expiration date, and such other Lease information and terms as the parties may agree.

2.4  OPTION TO EXTEND                              .

     Tenant shall have the right and option to extend the Term for one (1) additional period of five (5) years (the "Extension Term") commencing upon the expiration of the original Term, provided that Tenant shall give Landlord notice of Tenant's irrevocable exercise of such option at least twelve (12) months prior to the expiration of the Original Term, and provided further that Tenant shall not be in default, after written notice and beyond the expiration of any applicable cure period, at either the time of giving such notice or at the time of the commencement of the Extension Term in the performance or observance of any of the terms and provisions of this Lease on the part of the Tenant to be performed or observed. Prior to the exercise by Tenant of such option, the expression "Term" shall mean the Original Term, and after the exercise by Tenant of such option, the expression "Term" shall mean the Original Term as it has been extended by the Extension Term. Except for the increase in Annual Base Rent and updated Operating Cost and Property Tax base amounts pursuant to Section 4.2 hereof, all of the terms, covenants, conditions, provisions and agreements in the Lease contained shall be applicable to the Extension Term. If Tenant shall give notice of its exercise of said option to extend in the manner and within the time period provided aforesaid, the Term shall be extended upon the giving of such notice without the requirement of any further action on the part of either Landlord or Tenant. If Tenant shall fail to give timely notice of the exercise of any such option as aforesaid, Tenant shall have no right to extend the Term of this Lease, time being of the essence of the foregoing provisions. Within five (5) business days of request to do so by either party, the other party shall execute and deliver written confirmation to the requesting party of Tenant's exercise of its option to the Extension Term.

2.5  SECURITY DEPOSIT                              .

     Concurrently with the execution of this Lease, Tenant has deposited with Landlord, as security for all of its obligations hereunder, the Security Deposit. Subject to the provisions of applicable law, Landlord shall have no obligation to maintain the Security Deposit in a segregated account or to pay any interest or other earnings thereon to Tenant. The Security Deposit is not intended as rent and Tenant must pay Annual Rent for all periods as required herein. Upon the occurrence of an Event of Default, or upon expiration or termination of this Lease, Landlord may apply the Security Deposit against any or all of Tenant's obligations hereunder, refunding any remaining balance to Tenant.

     Provided that Tenant is not in default under this Lease (after notice and the expiration of all grace and cure periods, if any), Landlord agrees promptly to take all actions reasonably required to reduce the Security Deposit as provided in the definition of such term above, including, without limitation, delivering all certifications to the issuer of the letter of credit required under the terms thereof.


                           ARTICLE III  CONSTRUCTION

3.1  DELIVERY OF PREMISES                          .

     Landlord covenants that it will construct the Office Buildings and the Premises to Base Building Standards in accordance with the Project Drawings and Specifications and the Project Schedule, and in accordance with all applicable laws, codes, rules and regulations, including, without limitation, all laws, codes, rules and regulations pertaining to handicapped accessibility. Without limiting the generality of the foregoing, the Premises will be provided with mechanical, electrical, plumbing and life safety services stubbed out from the core on each floor. The distribution will be part of the Tenant's Work. The elevator lobbies, multi-tenant corridor(s) and toilet rooms will be completely finished by the Landlord. Building standard window treatments will be provided at the conclusion of Tenant fit-out work in each space, as part of the fit-out allowance. Exterior walls will be pre-cast concrete. Studs, vapor barrier, insulation and drywall are part of Tenant's Work. Floor surfaces in the Premises will be troweled concrete ready to receive Tenant Work. Core walls are provided without drywall with the exception of the Tenant side of rated walls. No ceilings will be provided within the Premises. Space will be delivered in broom clean condition. All common areas and services will be fully ADA compliant and will meet the requirements of all applicable building codes. The construction of corridors is included in the Tenant Allowance, if any.

     The Premises shall be delivered to Tenant on the Delivery Date in order that Tenant may prepare the Premises for Tenant's occupancy in accordance with the plans and specifications theretofore approved by Landlord in accordance with the provisions hereof. Tenant's occupancy of the Premises for such purposes prior to the Term Commencement Date shall be subject to all of the terms and conditions hereof, other than the payment of Annual Rent. All of Tenant's construction, installation of furnishings, and later changes or additions shall be coordinated with any work being performed by Landlord in such manner as to maintain harmonious labor relations and not to damage the Office Buildings or interfere with the operation of the Office Buildings.

3.2  DELAYS                                        .

     (a) The Landlord shall have the right to modify the Project Schedule, and to extend the Delivery Date due to delays in permitting or construction, including but not limited to delays resulting from force majeure, for a period
                                                   ----- -------
of up to two (2) months after the Delivery Date, by written notice (the "Delayed Delivery Notice") to Tenant at least one (1) month prior to the then current Delivery Date; provided, however, that if Landlord is unable to provide the Delayed Delivery Notice at least one (1) month prior to the then current Delivery Date, Landlord shall provide said Delayed Delivery Notice as soon thereafter as is practicable, and shall indemnify Tenant for out-of-pocket expenses incurred by Tenant as a result of not receiving at least one (1) months' prior notice.

     (b) Notwithstanding the foregoing, provided that Tenant uses Landlord's contractor and architect, Landlord agrees that following execution of this Lease and approval of Tenant's Plans as provided in Section 3.3, Tenant shall be permitted to commence Tenant's Work, and Tenant shall be able to prosecute Tenant's Work to completion without delay due to Landlord's failure to meet the scheduled Delivery Date. In the event that Tenant has diligently pursued the completion of Tenant's Plans and the construction of Tenant's Work but the Term Commencement Date has not occurred by April 1, 2001 solely as a result of Landlord's failure to meet the scheduled Delivery Date (as the same may be modified pursuant to subsection 3.2(a) above), then Tenant shall be entitled to a credit against future payments of Annual Rent hereunder in the amount of one day's Annual Rent for each day that the Term Commencement Date is delayed beyond April 1, 2001.

     (c) In the event that the Term Commencement Date has not occurred by July 1, 2001 solely as a result of Landlord's failure to meet the scheduled Delivery Date (as the same may be modified pursuant to subsection 3.2(a) above), Tenant may, upon not less than fourteen (14) days prior written notice to Landlord, elect to terminate this Lease. In the event of such termination Landlord and Tenant shall have no further rights or obligations hereunder, provided that Landlord's and Tenant's respective indemnification obligations hereunder shall survive such termination, and provided further, however, that to the extent that the failure of the Term Commencement Date to occur by July 1, 2001 results for any reason other than force majeure, Tenant shall retain the right to assert claims for damages
-------------
against Landlord.

     (d) Without limiting any other provision of this agreement, Landlord agrees that in the event that the cafeteria is not serviceable by the date two months after the Term Commencement Date, Tenant shall be entitled to an equitable abatement of Annual Rent for such period as the cafeteria remains out of service at the commencement of the Term.

3.3  PREPARATION OF PREMISES FOR OCCUPANCY         .

     Prior to commencing Tenant's Work, Tenant shall produce and deliver to Landlord full, final and complete plans (the "Tenant's Plans") showing all improvements to be constructed and work to be performed by Tenant within the Premises. Within 10 business days of the delivery of Tenant's Plans to Landlord, Landlord shall either approve Tenant's Plans, or provide notice to Tenant of those respects in which Landlord does not approve of Tenant's Plans and the reasons therefor (the "Disapproval Notice"). Tenant shall use due diligence to revise Tenant's Plans in accordance with the Disapproval Notice. Upon revision of Tenant's Plans in substantial accordance with any such Disapproval Notice, Landlord shall have a 10 business day period in which to review and confirm that Tenant's Plans address appropriately those items not approved of by Landlord in Tenant's Plans. Approval by Landlord of Tenant's Plans, or revisions thereto, as set forth herein, shall not be unreasonably withheld or delayed. Tenant shall cause Tenant's Work to be completed, at Tenant's sole cost and expense and in accordance with Tenant's Plans. Following approval of Tenant's Plans, Tenant shall complete Tenant's work in strict accordance with Tenant's Plans, and Tenant shall not make any further material changes in Tenant's Plans without Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). Landlord shall be entitled to a construction management fee of $1.50 per square foot of the Rentable Floor Area of the Premises for coordinating the construction of Tenant's Work; provided, however, that if Tenant uses any one or more of
               -----------------
Landlord's architect, contractor, and engineer, such fee shall be reduced by $.50 per square foot for each such person so used by Tenant. Prior to commencing Tenant's Work, Tenant shall obtain and deliver certificates of the insurance required by Section 3.4 hereof, naming Landlord and Landlord's lender as additional insureds.

3.4  GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION          .

     The construction required of Landlord hereunder and the installation by Tenant of Tenant's Work shall in each case be performed in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authorities, in accordance with the requirements of Landlord's insurers and Tenant's insurers and using only union contractors. Either party may inspect the work of the other at reasonable times and promptly shall give notice of observed defects. Upon completion of Tenant's Work, Tenant shall deliver to Landlord a legible and reproducible copy of "as-built" drawings thereof within ten (10) days of completion of the same. All of Tenant's Work shall remain in the Premises at the end of the Term and Tenant shall have no obligation to remove any portion thereof.

     All of Tenant's Work including installation and delivery of telephone systems, furnishings, and equipment shall be coordinated with any work being performed by Landlord and shall be performed in such manner, and by such persons as shall use reasonable efforts to maintain harmonious labor relations and not cause any damage to the Office Buildings or interference with Office Buildings construction or operation and, except for installation of furnishings, equipment and telephone systems, shall be performed by licensed, insured contractors selected by Tenant. Without limiting the foregoing, all of Tenant's contractors must be approved in advance by Landlord, and shall be financially stable, with a demonstrated level of experience in successfully completing comparable projects on time without material construction defects and without labor or other disruptions and, if reasonably required by Landlord, have payment and performance bonds or other similar security reasonably acceptable to Landlord. Before commencing any alterations, construction or installation, Tenant shall:
(x) secure all licenses and permits necessary therefor, if any; and (y) cause each contractor to carry (A) worker's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees, and (B) comprehensive public liability insurance with not less than a combined single limit of $2,000,000 (all such insurance to insure Landlord and Tenant as well as the contractors). Tenant agrees to defend and indemnify Landlord from and against, the entire cost of any work done on the Premises by Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Office Buildings or the North Parcel Lot and to discharge or bond any such liens which may so attach within sixty (60) days notice thereof.

     In addition to the foregoing, each contract for construction of Tenant's Work shall contain retainage provisions which shall be no less stringent than the following: The Tenant will hold ten percent (10%) retainage until 50% of the work of a particular subcontract is complete, and no additional retainage thereafter, provided, however, that the subcontractor is performing satisfactorily. Upon substantial completion of that subcontractor's work, the Tenant shall release all retainage less an amount equal to two (2) times the value of a monetized punch list for that subcontractor's work, agreed to by the Tenant, its architect and general contractor. Final payment will be made after the punch list is completed and all documentation required by the contract documents is received. There will be no retainage held on the construction manager/general contractor's fee or general conditions costs.

     3.4.1  Alterations and Additions After Commencement of the Term.  After the
            --------------------------------------------------------
commencement of the Term, Tenant shall not make any alterations or additions, structural or non-structural, without first obtaining Landlord's prior written consent thereto (which consent shall not be unreasonably withheld or delayed), except that Tenant may make non-structural alterations or additions without Landlord's consent which do not cost more than $5,000.00 and which do not materially affect the mechanical, plumbing, electrical or fire protection systems, provided Tenant gives Landlord written notice of its intention to do so beforehand.

     All such alterations and additions shall be performed in a good and workmanlike manner using only first class materials, shall be coordinated with any work then being performed by Landlord in the Office Buildings, and shall be performed in a manner so as not to damage the Office Buildings or interfere with the operation of the Office Buildings. All such alterations and additions shall be done in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authorities, in accordance with the requirements of Landlord's insurers and Tenant's insurers and, except with Landlord's prior written consent (which consent will not be unreasonably withheld or delayed), using only union contractors. Except for the installation of furnishings, all such alterations and additions, shall be performed by contractors or workers first approved by Landlord in writing, such approval not to be unreasonably withheld or delayed. Tenant, before such work is started, shall: (i) secure all licenses and permits necessary therefor; (ii) deliver to Landlord a statement of the names of all its contractors and subcontractors;
(iii) in the case of material or substantial alterations or additions, deliver to Landlord preliminary plans and drawings relative thereto; and (iv) cause each contractor to carry workers' compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees working in the Building and comprehensive public liability insurance with such limits as Landlord may reasonably require, but in no event less than a combined single limit of one million dollars ($1,000.000), such insurance to be written in reputable companies reasonably approved by Landlord and insuring Landlord and Tenant as well as contractors; and deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done on behalf of Tenant, its agents, employees or independent contractors, subject to Tenant's right to pursue bona fide disputes, but in all events not to
                                    ---------
cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Property or immediately to discharge or bond any such liens which may so attach. If Tenant shall fail to discharge or bond any such mechanic's or materialmen's lien. Landlord may, at its option, discharge or bond such lien and treat the cost thereof (including reasonable attorney's fees incurred in connection therewith) as additional rent payable upon demand, it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging or bonding such lien.

     Upon completion of any substantial alteration or addition made in or upon the Premises, Tenant shall deliver to Landlord a legible and reproducible copy of "as built" drawings of any such alterations or additions within ten (10) days of completion of the same. All such alterations and additions shall remain in the Premises at the end of the Term unless Landlord in its consent (or in another document) directs that they be removed at the end of the Term, in which event Tenant shall remove the same at the end of the Term and repair any damage caused thereby.

3.5  CONSTRUCTION REPRESENTATIVES.

     Each party authorizes the other to rely in connection with their respective rights and obligations under this Article III upon approval and other actions on the party's behalf by the person designated by such party as its construction representative in Section 1.1 hereof.

3.6  ALLOWANCE FOR TENANT'S WORK.

     Landlord shall fund the Allowance for Tenant's Work ("Tenant's Allowance") directly to Tenant. The funding of portions of Tenant's Allowance will occur concurrently with Landlord's next monthly funding cycle with Landlord's construction lender after approval of each Tenant Requisition (as hereinafter defined) by Landlord, Landlord's lender and/or Landlord's lender construction consultant.

     As a condition precedent to Landlord funding any portion of Tenant's Allowance, each of the following conditions must be satisfied:

     a) Tenant shall have submitted to Landlord a monthly requisition which shall include all soft costs and direct expenses which are associated with the design and construction of that portion of the Tenant's Work completed during the proceeding calendar month and shall be in a form reasonably acceptable to the Landlord and Landlord's construction lender (each a "Tenant Requisition").

     b) Tenant Requisitions shall be submitted monthly and reflect only the soft costs and direct expenses of that portion of Tenant's Work completed during the preceding calendar month or any previous calendar month for which Tenant shall not have submitted a monthly requisition.

     c) Each Tenant Requisition shall be accompanied by partial waivers of liens, in a form acceptable to the Landlord and Landlord's lender, from each architect, engineer supplier, design firm, the construction manager/general contractor and each subcontractor, acknowledging that each has received payment from the Tenant for the work completed under the previous month's Tenant Requisition.

     Landlord will only fund its portion of each Tenant Requisition, such portion being equal to the amount of each Tenant Requisition multiplied by a fraction, the numerator of which is the Tenant Allowance per Rentable Square Foot, and the denominator of which is the total soft costs and direct costs of the Tenant's Work per Rentable Square Foot.

     In the event that Landlord fails to fund any Tenant Requisition properly submitted and documented pursuant to the foregoing provisions of this Section 3.6, and such failure shall continue for a period of ten (10) business days following written notice by Tenant to Landlord, Tenant shall be entitled to (i) a credit of the unpaid amount from the next scheduled payment(s) of Annual Rent hereunder, or (ii) to cease construction of Tenant's Work until Landlord shall fund the applicable Requisition and, in such event, to extend the 180 day period within clause (iii) of the definition of "Term Commencement Date" by the period that such construction was halted.

                                ARTICLE IV RENT

4.1  RENT.

     Commencing on the Term Commencement Date, Tenant agrees to pay Annual Rent to Landlord, in monthly installments payable in advance (pro rated for any partial month), without any offset, holdback or reduction whatever except as specifically permitted hereunder. Each monthly installment of Annual rent shall be equal to, for any particular year, the sum of: (i) 1/12th of the Annual Base Rent for such year; plus (ii) 1/12th of the Tenant's Share of Excess Property Taxes for such year determined in accordance with Section 4.4 hereof; plus (iii) 1/12th of the Tenant's Share of Excess Operating Costs for such year determined in accordance with Section 4.5 hereof. Each monthly installment of Annual Rent shall be payable in advance on the first day of each calendar month.

4.2  ANNUAL BASE RENT DURING EXTENSION TERMS  .

     During any Extension Term, Annual Base Rent will be (i) such Annual Base Rent as may be mutually agreed by Landlord and Tenant, or (ii) if the Landlord and Tenant are unable to agree, Fair Market Rent; provided, however, that in no event shall such Annual Base Rent be less than the full Annual Rent for the preceding twelve (12) months of the Term. As used herein, "Fair Market Rent" shall mean one hundred percent (100%) of the current rent then being charged for comparable space in comparable buildings in the comparable areas of Cambridge, Watertown and the Allston-Brighton portions of Boston (the "Subject Market"). Fair Market Rent shall include updated Operating Cost and Property Tax base amounts, and shall not include any tenant improvement allowance, discounts, free rent or other incentives. Within two (2) weeks following Landlord's receipt of Tenant's notice of its election to exercise its option with respect to the Extension Term, Landlord shall inform Tenant in writing of its offer for the Annual Base Rent and new Operating Cost and Property Tax base amounts for the Extension Term. Within two (2) weeks of receipt of Landlord's offer, Tenant will notify Landlord in writing of its acceptance of such offer, its counter-proposal for Annual Base Rent, or its election to submit the determination of the Annual Base Rent applicable for the Extension Term to the appraisal process described in this Section 4.2. In the absence of agreement between Landlord and Tenant with regard to Fair Market Rent, Tenant shall, in its response to Landlord described in the preceding sentence, designate an appraiser ("Tenant's Designee") with not less than ten years experience in appraising comparable space in comparable buildings in the Subject Market. Within one (1) week of its receipt of Tenant's response naming the Tenant's Designee, Landlord shall by written notice to Tenant designate an appraiser ("Landlord's Designee") with comparable experience to Tenant's Designee. Landlord's Designee and Tenant's Designee shall within one (1) week of the designation of Landlord's Designee designate a third appraiser ("Mutual Designee") with comparable experience to both of them. Within thirty (30) days of the designation of the Mutual Designee, each Designee will submit to the Landlord and the Tenant their determinations of Fair Market Rent for the Extension Term (which determination shall take into account that Fair Market Rent does not include any tenant improvement allowance, discounts, free rent or other incentives). If the three determinations are within ten percent of each other (based on the median number), the Fair Market Rent shall be the average of the three determinations. If the three determinations are not within ten percent of each other (based upon the median number), the Fair Market Rent shall be the average of the two determinations which are closest to each other. The decision of the appraisers shall be made no later than the date nine (9) months prior to the end of the Original Term. Following the determination of Fair Market Rent pursuant to the preceding appraisal provisions of this Section 4.2, Tenant may, in its discretion, reject the determination and elect not to exercise the subject Extension Term; provided, however, that in such event Tenant shall reimburse Landlord upon demand for all of Landlord's reasonable, documented out-of-pocket costs incurred in connection with the appraisal process described herein. If Tenant accepts the decision of the appraisers each party shall pay the fees and expenses of its appraiser designee and 50% of the fees and expenses of the third designated appraiser.

4.3  UTILITIES.

     In addition to Annual Rent, Tenant shall pay all charges by public or private utility companies for utility service to the Premises, including any such charges which are metered, sub-metered or check-metered; provided, however, that if Tenant's consumption of water and sewer is materially higher than the typical consumption of a tenant with a similar use, Landlord may require the installation, at Tenant's expense, of submeters to monitor the consumption of such utilities, and charge Tenant for same from time to time.

4.4  TENANT'S SHARE OF EXCESS PROPERTY TAXES.

     As set forth in Section 4.1 hereof, commencing on the Term Commencement Date and throughout the Term, Tenant shall pay to Landlord Tenant's Share of Excess Property Taxes. The Tenant's Share of Excess Property Taxes through June 30, 2012, per square foot of the Rentable Floor Area of the Premises, is presently estimated to be as set forth on the chart appended hereto as
Exhibit D.
---------

4.5  TENANT'S SHARE OF EXCESS OPERATING COSTS.

     As set forth in Section 4.1 hereof, commencing on the Term Commencement Date and throughout the Term, Tenant shall pay to Landlord Tenant's Share of Excess Operating Costs. The definition of Tenant's Share of Excess Operating Costs is based upon the Tenant's Percentage, the Rentable Floor Area of the Office Buildings and the Rentable Floor Area of the Premises, all of which are final and binding on the Tenant, subject to revision by Landlord upon any final remeasurement which Landlord may commission from a qualified professional upon completion of the Office Buildings and the Premises.

     Tenant shall pay, as additional rent, on the first day of each month of such calendar year and each ensuing calendar year thereafter, estimated monthly Operating Cost payments equal to 1/12th of the Landlord's estimate of Tenant's Share of Excess Operating Costs for such year.

     If Tenant's Share of Excess Operating Costs for any calendar year, or at the beginning and end of the Term any partial year, exceed the amount paid by Tenant based upon Landlord's estimate with respect to such period, Tenant shall pay to Landlord, within thirty (30) days of Tenant's receipt of Landlord's Statement, the amount of such excess. If Tenant's Share of Excess Operating Costs for any calendar year, or at the beginning and end of the Term any partial year, are less than the amount paid by Tenant based upon Landlord's estimate with respect to such period, Landlord shall provide Tenant with an offset of such excess against Tenant's next scheduled installment of Annual Base Rent hereunder or, if the Term is expired, Landlord shall pay such excess to Tenant within thirty (30) days of conclusive determination of such amount as provided in this
Section 4.5.

     Notwithstanding any other provision of this Section 4.5, if the Term expires or is terminated as of a date other than the last day of a calendar year, then for such fraction of a calendar year at the end of the Term, the obligation of Tenant to pay any shortfall will survive the expiration of the Term and shall be payable by Tenant within thirty (30) days of Tenant's receipt of Landlord's Statement after the end of such fiscal year.

     No later than six (6) months after the end of each calendar year ending during the Term and after Lease termination Landlord shall render a statement ("Landlord's Statement") in reasonable detail and according to usual accounting practices certified by Landlord and showing for the preceding calendar year or fraction thereof, as the case may be, all operating costs allocable to the North Parcel Lot and the Office Buildings ("Operating Costs") not paid directly by tenants, excluding property taxes, the interest and amortization on mortgages on the Office Buildings, or the North Parcel Lot or leasehold interests therein, and the cost of special services rendered to tenants (including Tenant) for which a special charge is made, but including, without limitation: (i) all costs relating to any shuttle bus service between the Office Buildings and public transportation; (ii) installments and interest on assessments for public betterments or public improvements; (iii) premiums for insurance (including, without limitation, fire, casualty and liability insurance); (iv) fees payable to third parties for financial audits of Operating Costs; (v) compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid by Landlord to, for, or with respect to, all persons engaged in the operating, maintaining, or cleaning of the Office Buildings at and below the level of general manager; (v) all electricity charges related to the common areas of the Office Buildings and to equipment providing service thereto, including mechanical, electrical and fire protection equipment, and all utility charges incurred in the operation and maintenance of the Office Buildings not billed directly to tenants by Landlord or by the utility company; (vi) all costs of cleaning the common areas of the Office Buildings and all windows on the exterior of the Office Buildings; (vii) all costs of maintenance, repairing, managing and operating the Office Buildings and the North Parcel Lot (including without limitation, all structural components and common facilities); (viii) payments to independent contractors under service contracts for cleaning the common areas and windows of the Office Buildings as aforesaid and for operating, managing, maintaining and repairing the North Parcel Lot (which payments may be to affiliates of Landlord or Managing Agent provided the same are at no greater than customary market rates) and payments for space for a Managing Agent Office Buildings office on the ground floor or above; (ix) management fees (not to exceed 5% of gross revenue) and management office operational expenses; (x) all costs relating to the operation of any cafeteria or other food service providing service to the Office Buildings not paid directly by the cafeteria or food service operator; (xi) all Garage Operating Costs (hereinafter defined) allocable to the Office Buildings as provided for herein; and (xii) all other reasonable and necessary expenses paid in connection with the cleaning, operating, managing, maintaining and repairing of the Office Buildings and the North Parcel Lot, and properly chargeable against income. If Landlord installs a new or replacement capital item for the purpose of reducing Operating Costs, or which is required by law, or the purpose of which is to maintain the Office Buildings as first class office buildings, the cost thereof as reasonably amortized by Landlord, with interest at 2% plus the prime commercial rate in effect from time to time at Fleet Bank, N.A. in Boston, Massachusetts on the unamortized amount, shall be included in Operating Costs. As used herein, the term "Permitted Capital Item" shall mean a new or replacement capital item purchased or leased (A) for the purpose of reducing Operating Costs (provided Landlord reasonably anticipates that such new or replacement item will reduce Operating Costs by at least the amount included in Operating Costs by reason thereof), or (B) which is required by law, regulation or ordinance, or (C) for the purpose of maintaining the common areas, facilities and systems of the Office Buildings as first class office buildings. Operating Costs will not include any housing or jobs linkage payments or other mitigation costs which Landlord is required to pay to any agency of the City of Boston or any other party in connection with the development of the Office Buildings.

     The following shall also be excluded from Operating Costs:

     (1) Expenses for capital improvements made to the Office Buildings and the Parking Garage other than Permitted Capital Items.

     (2) Legal, auditing, consulting, brokerage and professional fees paid or incurred in connection with negotiations for leases, financing, refinancings, sales, acquisitions, obtaining of permits or approvals, zoning proceedings or actions, environmental permits or actions, lawsuits, or further development of the Property.

     (3) The cost incurred in performing work or furnishing services for individual tenants which work or services are in excess of work and services required to be provided to Tenant under this Lease.

     (4) Wages, costs and salaries associated with home office employees of Landlord other than the costs of professional or administrative services provided by such employees which would otherwise be provided by outside professionals, but only to the extent such services are included at reasonable market rates.

     (5) Insurance premiums, to the extent any tenant causes Landlord's existing insurance premiums to increase or causes Landlord to purchase additional insurance coverage.

     (6) Any advertising, promotional or marketing expenses for the Office Buildings relating to Landlord's leasing activities.

     (7) Costs incurred due to violation by Landlord of the terms of any law, rule, regulation or ordinance affecting the Office Buildings.

     (8) Services, costs, items and benefits for which Tenant, or any other tenant or occupant of the Office Buildings or any other person (including insurers) specifically reimburses Landlord, or for which Tenant or any other tenant or occupant of the Office Buildings pays directly to any third parties.

     (9)  Contributions to political or charitable organizations.

     (10) Salaries or other compensation paid to executive employees above the grade of general manager.

     (11) The cost of tools and equipment initially used in the operation of the Building.

     (12) The costs of testing (except for routine water and air testing), containing, removing or abating any hazardous wastes, materials and substances.

     (13) Any cost (other than management fees) representing an amount paid to any entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship.

     (14) Payments for rented equipment, the cost of which would constitute a capital expenditure if the item were purchased, other than rental or lease payments in respect of tools, equipment or other items rented or leased in accordance with customary practices in the commercial real estate industry in the Subject Market.

     (15) Fees and expenses incurred in connection with any defense of Landlord's title to the Property.

     (16) Rental payments on ground leases or other underlying leases of real property.

     (17) Attorneys' fees, accounting fees and expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Office Buildings, other than costs incurred as a result of any tenant's challenge of Operating Costs.

     (18) Depreciation and amortization of the Office Buildings and the South Building, financing costs (including interest and principal), other than rental payments permitted to be included in Operating Costs under paragraph (14) above.

     (19) Costs and expenses associated with any repair, rebuilding or other work necessitated by condemnation, windstorm or other insured casualty or hazard.

     (20) In the event of a change of policy or practice in operating the Office Buildings causing an increase in Operating Costs for the Office Buildings over the Operating Costs for the Operating Cost Base Year ("increased expenses"), such increased expenses shall be included in Operating Costs only if the change of policy or practice would have been made by a reasonably prudent operator of comparable first class office buildings.

     A portion of certain costs incurred by Landlord for any calendar year with respect to the operation and maintenance of the Parking Garage (the "Garage Operating Costs") including, without limitation, costs relating to garage maintenance, garage cleaning, garage operation and administration, security services allocable to the Parking Garage, utility expenses for operation of the Parking Garage, snow removal expenses relating to the Parking Garage, and maintenance of the Parking Garage elevators, shall be allocated by Landlord to the Office Buildings, and included in the Operating Costs. The portion of the Garage Operating Costs that are allocated to the Office Buildings shall be based on the ratio of the Rentable Floor Area of the Office Buildings to the total, rentable floor area of the Office Buildings and the South Building combined (the "Office Buildings Percentage Share"), which shall be determined in accordance with the BOMA Standard by dividing the Rentable Floor Area of the Office Buildings by the sum of the Rentable Floor Area of the Office Buildings plus the rentable floor area of the South Building. The Garage Operating Costs allocable to the Office Buildings for any calendar year shall be determined by multiplying the Garage Operating Costs for that calendar year by the Office Buildings' Percentage Share. As of the date hereof, the rentable floor area of the South Building calculated in accordance with the BOMA Standard is 114,132 square feet, and the Office Building's Percentage Share is therefore equal to 78.16% [i.e., 408,519/(408,519+114,132)]. Tenant acknowledges that the Office Building's Percentage Share is subject to revision by Landlord upon any final remeasurement of the Office Buildings and the South Building, which Landlord may commission from a qualified professional upon completion thereof and which shall be calculated in accordance with the BOMA Standard; provided, however, for purposes
                                                 -----------------
of this Section 4.5, the anticipated rentable square footage of the West Building shall be included in the Rentable Square Footage of the Office Buildings whether or not the West Building is in fact completed.

     In calculating Operating Costs for any year during the Term (including, without limitation, the Operating Cost Base Year) in which the Office Buildings were not at least 95% occupied by tenants paying rent for such entire year, actual Operating Costs for such year will be adjusted to account for what Operating Costs would have been for such year had such condition been met.

     Landlord agrees to keep reasonably complete books and records with respect to Landlord Operating Costs (the "Operating Cost Documentation") at Landlord's principal office in Massachusetts. Subject to the conditions set forth herein, Landlord will make the Operating Cost Documentation available for examination by Tenant within a reasonable time after Landlord receives a written request from Tenant to make such an examination for the purpose of verifying information set forth in Landlord's Statements. Any such written request from Tenant must be made within ninety (90) days of Tenant's receipt of the Landlord's Statement.
If no written request is made by Tenant within such 90 days, Tenant's right to audit hereunder shall terminate. The Operating Cost Documentation shall be made available during normal business hours at the offices where the Operating Cost Documentation is usually kept. Tenant shall have the right to make such examination no more than once with respect to any period for which Landlord has given Tenant a Landlord's Statement. Such examination may be conducted only by a certified public accounting firm or other firm competent in the conduct of such examinations that has experience in reviewing and analyzing documentation comparable to the Operating Cost Documentation for the Office Buildings. Such firm must not be compensated on a contingency basis, and must not have, within the last year prior to Tenant's request, represented Tenant or any other tenant of Landlord in the Office Buildings. As conditions to Landlord's agreement to make the Operating Cost Documentation available to Tenant for examination, Tenant must (i) not be in default hereunder following written notice and all grace and cure periods, if any, (ii) pay in full all sums claimed by Landlord for Tenant's Share of Excess Operating Costs for the subject period and all prior periods, and (iii) execute and deliver to Landlord prior to such examination an agreement in form reasonably acceptable to Landlord and Tenant agreeing to keep confidential any information acquired in the course of or in connection with the examination. Further, Tenant's examiners must agree in writing that they will not solicit similar engagement by any other tenant of the Office Buildings for a period of two years. In the event such examination (or any similar examination of Operating Costs by any other tenant of the Office Buildings) results in the finding of a discrepancy in Tenant's favor then Landlord shall, upon confirmation of the amount of said discrepancy by Landlord's own audit of such documentation, credit such amount to the payment next due from Tenant to Landlord, or, in the event that the Term shall have expired prior to such determination, Landlord shall reimburse said amount to Tenant.

4.6  CHANGE OF FISCAL YEAR.

     Landlord shall have the right, acting in its reasonable discretion, not more often than once per calendar year to change the periods of accounting under
Section 4.5 to any annual period other than a calendar year, and upon any such change all items referred to in Section 4.5 shall be appropriately apportioned. In all Landlord's Statements rendered under Section 4.5, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a Landlord's Statement shall be included therein on the basis of Landlord's estimate, and with respect thereto Landlord shall render promptly after determination a supplemental Landlord's Statement, and appropriate adjustment shall be made according thereto. All Landlord's Statements shall be prepared on an accrual basis of accounting.

4.7  PAYMENTS.

     All payments of Annual Rent shall be made to Managing Agent, or to such other person as Landlord may from time to time designate in writing to Tenant. If any installment of Annual Rent is not paid on the due date thereof, Landlord may charge a late payment fee equal to five percent (5%) of such payment shall be payable by Tenant and such payment and such late payment fee shall thereafter bear interest at a rate equal to the average prime commercial rate from time to time established by the Fleet Bank, N.A. in Boston, Massachusetts plus 4% per annum from such due date, which interest shall be immediately due and payable as further additional rent.

         ARTICLE V  LANDLORD'S COVENANTS DURING THE TERM; LANDLORD'S
                        REPRESENTATIONS AND WARRANTIES

5.1  LANDLORD'S COVENANTS DURING THE TERM.

     In addition to Landlord's construction covenants set forth in Section 3.1 hereof, and any other covenants of Landlord set forth in other Sections hereof, Landlord covenants during the Term:

     5.1.1  Office Buildings Services. To furnish (the costs of which shall
            -------------------------
be included in Operating Costs) to the Office Buildings during normal working hours heat, air-conditioning, elevator service, cleaning service in accordance with the Cleaning Specifications appended hereto as Exhibit H, and domestic hot and cold water service during the Term. "Normal working hours" shall mean the hours of 8:00 A.M. through 6:00 P.M. Monday through Friday and the hours of 9:00 A.M. through 1:00 P.M. on Saturdays, and no hours on Building Holidays and Sundays; provided, however, that Tenant shall have access to the Office Buildings and the Parking Garage 24 hours a day, 365 days a year, by means of a key or other access device to the main lobby of the Office Buildings to be provided to Tenant by Landlord. Tenant may request heat or air-conditioning beyond normal working hours upon reasonable advance notice to Landlord. Tenant will be separately billed for such utility services in accordance with such equitable procedure as Landlord may adopt. Landlord acknowledges that as a result of the location of the cafeteria on the second floor of the East Building, the common areas of the second floor, including the lavatories, will be subject to greater use and traffic than the other portions of the Office Buildings. Landlord agrees to address the cleaning and maintenance of such areas specifically and reasonably under the circumstances of such increased use.

     5.1.2 Parking Garage Services. To provide access to the Parking Garage
           -----------------------
twenty-four hours each day, and to clean, maintain and repair the Parking Garage in a manner consistent with similar facilities associated with first class office buildings. Landlord agrees to use all reasonable efforts to assure that Tenant enjoys the full benefit of 47 spaces in the Parking Garage including, if necessary, assigning specific spaces in the Parking Garage to Tenant.

     5.1.3  Additional Services.
            -------------------

     (a) To furnish, through Landlord's employees or independent contractors:
(i) reasonable security services for the Office Buildings; (ii) a cafeteria serving the Office Buildings during reasonable hours; (iii) a lobby convenience store; and (iv) shuttle service for the purpose of accessing public transportation as described in Subsection 5.1.3(b) below (the cost of all of which shall be included in Operating Costs). In addition, Landlord shall furnish additional Office Buildings services upon reasonable advance request of Tenant at equitable rates from time to time established by Landlord to be paid by Tenant.

     (b) Landlord will maintain throughout the Term of the Lease, shuttle service for the purpose of Office Buildings tenant employees' access to public transportation. Landlord shall continually monitor and review the level of usage of such service by tenant employees, and Landlord reserves the right to modify the level and/or capacity of such shuttle service; provided, however, that Landlord agrees that shuttle service in some form will be provided throughout the Term at a level reasonable under the circumstances of actual use of such service.

     5.1.4  Repairs. Except as otherwise provided in Article VII, to make
            -------
timely repairs to the roof, exterior walls, floor slabs, other structural components, operating and mechanical systems and common facilities of the Office Buildings and the South Building as may be necessary to keep them in serviceable condition, and as may be necessary to keep same in compliance with all applicable laws, rules, regulations and codes.

     5.1.5 Quiet Enjoyment. That Landlord has the right to make this Lease and
           ---------------
that Tenant on paying the rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject however to all the terms and provisions hereof.

     5.1.6 Compliance With Laws. To maintain the Office Buildings, in
           --------------------
substantial compliance with all applicable laws, rules, regulations, and codes promulgated by any governmental or quasi-governmental authority having jurisdiction over the same, including, without limitation, environmental laws and laws pertaining to access to handicapped persons.

     5.1.7 Environmental Notices. To provide Tenant promptly after the receipt
           ---------------------
thereof, with a copy of any notice received from any governmental or quasi-governmental authority with respect to the release or threat of release of any oil or Hazardous Substance on, adjacent to, or under the Property or any required remediation, reporting or other actions in connection therewith. Landlord shall maintain the Property in full compliance with all state and federal laws pertaining to the storage, disposal or remediation of oil and Hazardous Substances. Landlord shall be responsible for the removal of any Hazardous Substance on the Property not introduced by Tenant. For the purposes hereof, "oil" shall be as defined in the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, and regulations promulgated thereunder, and "Hazardous Substance" shall be as defined in subsection 6.1.3 hereof.

     5.1.8 Indemnity. To indemnify, defend and hold Tenant and its parents, affiliates, shareholders, lenders, contractors, officers, directors, agents and employees (collectively, "Tenant Indemnitees") from and against all claims, demands, actual losses, obligations, liabilities, causes of action, suits, judgments, damages, reasonable costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and court costs, but excluding any consequential or punitive damages) arising from or asserted in connection with: (i) any act, event or occurrence in or about the Office Buildings, the North Parcel Lot or the South Parcel Lot caused by Landlord, Landlord's employees or guests; (ii) Landlord's breach of any of its covenants under this Lease; (iii) the use or occupancy of the Office Buildings, the North Parcel Lot or the South Parcel Lot by Landlord or any person using or occupying the Office Buildings or the North Parcel Lot through Landlord; (iv) any act, omission, negligence or willful misconduct of Landlord, or of any person using or occupying the Office Buildings, the North Parcel Lot or the South Parcel Lot under or through Landlord or of any contractor, employee, agent or visitor of Landlord in or about the Office Buildings, the North Parcel Lot or the South Parcel Lot: or (v) the presence of any Hazardous Substance (as defined in Section 6.1.3 hereof) in or about the Office Buildings, the North Parcel Lot or the South Parcel Lot other than as the result of any action of any Tenant Indemnitee. The provisions of this Section 5.1.8 shall survive termination or expiration of this Lease. If any proceeding is filed or claim asserted for which indemnity is provided hereunder, Landlord agrees, upon request therefor, to defend the Tenant Indemnitees at Landlord's sole cost utilizing counsel reasonably satisfactory to Tenant. Nothing herein shall operate to indemnify Tenant Indemnitees against the gross negligence or willful acts of Tenant Indemnitees.

     5.1.9  Eminent Domain Notices.  To provide Tenant promptly after the
            ----------------------
receipt thereof, with a copy of any notice received from any governmental or quasi-governmental authority with respect to any threatened or proposed taking, permanent or temporary, of the North Parcel Lot, the Premises or the Office Buildings.

     5.1.10 Insurance. To keep the Office Buildings insured by means of "all-
            ---------
risk" property insurance covering all loss or damage by fire and other casualty in an amount not less than 100% full replacement cost, without deduction for depreciation, and to also maintain: (i) broad form commercial general liability (including protective liability coverage on operations of independent contractors engaged in construction for such periods during which construction is occurring and blanket contractual liability insurance), written on a per-occurrence basis with an aggregate limit of not less than $2,000,000, and a per-occurrence limit of not less than $2,000,000; and (ii) insurance against loss or damage from leakage of sprinkler systems and explosions of steam boilers, air conditioning equipment, pressure vessels or similar apparatus which may as of the date hereof, or hereafter, be installed at the Office Buildings. Such insurance shall be effected under valid and enforceable policies issued by financially responsible insurers authorized to do business in the Commonwealth of Massachusetts. Simultaneously with the execution hereof, Landlord shall provide Tenant with a Certificate of Insurance evidencing the insurance coverages required hereunder.

5.2  INTERRUPTIONS.

     Except as expressly provided in this Section 5.2, Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of Landlord's entering the Office Buildings for any of the purposes in this Lease authorized, or for repairing the Office Buildings or any portion of the Office Buildings or the North Parcel Lot, except as follows: (i) to the extent that such losses are the result of Landlord's, or the Landlord's agents or employees, gross negligence or willful misconduct; or
(ii) to the extent the loss of service or the inconvenience or annoyance constitutes a material interruption in Tenant's use or occupancy of the Premises or a material interruption in Office Buildings' services such that Tenant's use of the Premises is significantly affected, in either case for a period of more than five (5) consecutive business days or more than 10 business days within any sixty (60) day period, then the Annual Rent shall be equitably abated to account therefor. Notwithstanding the foregoing, in case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in
Article VII, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive total or partial, eviction from the Office Buildings; provided, however, that in the event that Landlord's
                      -----------------
inability to make such repairs, alterations or improvements or furnish such service or perform such covenant continues for a period of ninety (90) days, Tenant may, upon ten (10) business days' prior written notice to Landlord, elect to terminate this Lease, whereupon Landlord and Tenant shall have no further rights or obligations hereunder, provided that Landlord's and Tenant's respective indemnification obligations hereunder shall survive such termination.

     Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs (in which case such notice as is practicable under the circumstances shall be provided), Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

     Landlord also reserves the right to institute such policies, programs and measures as may be necessary, required or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards.

5.3  LANDLORD'S REPRESENTATIONS AND WARRANTIES  .

     Landlord warrants and represents to Tenant as of the date hereof and as of the Commencement Date as follows:

     5.3.1 Authority. Landlord (i) is duly organized, validly existing and in
           ---------
good standing under the laws of its state of organization, (ii) has the power and authority to carry on businesses now being conducted and is qualified to do business in every jurisdiction where such qualification is necessary, and (iii) has the power to execute and deliver and perform its obligations under this Lease.

     5.3.2  Due Execution.  The execution, delivery and performance by
            -------------
Landlord of its obligations under this Lease: (i) have been duly authorized by all requisite action; (ii) will not violate any provision of law, any order of any court or other agency of government, or the operating agreement of the Landlord; and (iii) will not contravene or result in a violation, breach or default of any indenture agreement, or other agreement or contractual obligation of Landlord.

     5.3.3  Sole Owner.  Landlord is the sole owner of, and holds the entire
            ----------
ownership interest in, the Office Buildings, the South Building and all rights appurtenant thereto.

     5.3.4  No Violations.  There are no violations of, or uncured notices,
            -------------
suits, orders, decrees or judgments relative to violations of: (i) any permits or licenses issued in connection with or relating to the Office Buildings, the Parking Garage or any conditions thereof; (ii) any easement, restrictive covenant or any other matter of record affecting the Property or any part thereof, that would materially interfere with the Landlord's or Tenant's intended use of the Office Buildings or the Parking Garage; (iii) any laws, statutes, ordinances, codes, regulations, rules, orders, or other requirements of any local, state or federal authority or any other governmental entity or agency having jurisdiction over the Property or any part thereof, including, without limitation, any of the foregoing affecting zoning, subdivision, Office Buildings, health, traffic, environmental, hazardous waste or flood control matters (collectively, "Governmental Regulations").

     5.3.5  Litigation.  There are no other suits, actions or proceedings
            ----------
pending or, to the best of Landlord's knowledge, threatened against the Landlord which might adversely affect the Office Buildings or the Parking Garage.

     5.3.6  Governmental Proceedings.  There are not presently pending or, to
            ------------------------
the best of Landlord's knowledge, threatened with respect to the Office Buildings or the Parking Garage (i) any special assessments, or (ii) any condemnation or eminent domain proceedings.

     5.3.7  Access.  The North Parcel Lot and South Parcel Lot have adequate,
            ------
direct, indefeasible, legal and practical access of record for ingress from and egress to a public way currently known as Guest Street.

     5.3.8  Permitted Use.  The use of the Premises for the Permitted Use is
            -------------
allowed as of right under all applicable Governmental Regulations including, without limitation, those pertaining to zoning, environmental and land use matters.

     5.3.9  Permitted Liens.  There are no monetary liens currently affecting
            ---------------
the Premises or any other portion of the North Parcel Lot or any other easements, restrictions or covenants which affect, or which might in any way affect, Tenant's use of the Premises for the Permitted Use, except that certain Construction Mortgage and Security Agreement granted by Landlord to Anglo Irish Bank Corporation plc filed with Suffolk Registry District of the Land Court as Document No. 598369.

          ARTICLE  VI  TENANT'S COVENANTS DURING THE TERM; TENANT'S
                        REPRESENTATIONS AND WARRANTIES

6.1  TENANT'S COVENANTS DURING THE TERM.

     In addition to Tenant's other covenants and agreements hereunder, Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

     6.1.1  Tenant's Payments.  To pay when due (i) all Annual Rent, (ii) all
            -----------------
taxes which may be imposed on Tenant's personal property in the Office Buildings (including, without limitation, Tenant's fixtures and equipment) regardless to whomever assessed, (iii) all charges by public utilities for electricity, telephone (including service inspections therefor) and other services rendered to the Premises other than those included in Operating Costs or otherwise required hereunder to be furnished by Landlord without charge, and (iv) as additional rent, all charges to Landlord for services rendered pursuant to the last sentence of Section 5.1.3 hereof, in each case except for bona fide disputes properly pursued by Tenant with the applicable payee.

     6.1.2  Repairs and Yielding Up.  Except as otherwise provided in Article
            -----------------------
VII and Section 5.1.4, to keep the Premises in good order, repair and condition, reasonable wear only excepted; and at the expiration or termination of this Lease peaceably to yield up the Premises and all alterations and additions therein in such order, repair and condition, first removing all goods and effects of Tenant and any alterations and additions, the removal of which alterations and additions is required by agreement of the parties, and repairing all damage caused by such removal, and restoring the Premises and leaving them clean and neat.

     6.1.3  Occupancy and Use.  From and after the Commencement Date, to use
            -----------------
and occupy the Premises only for the Permitted Uses; not to injure or deface the Office Buildings; to keep the Premises clean and in a neat and orderly condition; and not to permit in the Premises or the

Parking Garage any use thereof which is improper, offensive, contrary to law or ordinances, or liable to create a nuisance or to invalidate or increase the premiums for any insurance on the Office Buildings or their contents or liable to render necessary any alteration or addition to the Office Buildings; not to dump, flush, or in any way introduce any Hazardous Substances or any other toxic substances into the septic, sewage or other waste disposal system serving the Office Buildings, not to generate, store or dispose of Hazardous Substances in or on the Office Buildings, or dispose of Hazardous Substances from the Office Buildings to any other location, except in compliance with the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 et seq., and all other applicable laws, ordinances and regulations, and except for normal amounts of cleaning and office supplies; to notify Landlord of any incident which would require the filing of a notice under applicable federal, state, or local law; not to store or dispose of Hazardous Substances on the Premises, the Office Buildings or the North Parcel Lot except in accordance with all applicable laws, codes, rules and regulations; and, subject to Landlord's obligations pursuant to subsection 5.1.7 hereof, to comply with the orders and regulations of all governmental authorities with respect to zoning, Office Buildings, fire, health and other codes, regulations, ordinances or laws applicable to the Office Buildings. "Hazardous Substances" as used in this paragraph shall mean "hazardous substances" as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 and regulations adopted pursuant to said Act, and "hazardous substances", "hazardous wastes", "toxic substances", "toxic wastes" and terms of similar import under other applicable federal and state statutes and regulations adopted pursuant thereto, including, without limitation, Massachusetts General Laws, Chapter 21E.

     Tenant acknowledges that Landlord desires that the Premises be continuously used and occupied by Tenant throughout the Term. Accordingly, in the event the Tenant fails to continuously use and occupy the Premises for a period in excess of sixty (60) days, Tenant agrees (i) to use all reasonable efforts to assign or sublease all or the unused portion of the Premises, and (ii) at Landlord's election, to terminate this Lease such that Landlord can seek to remarket the Premises, whereupon Tenant shall be released from its obligations hereunder.

     6.1.4  Rules and Regulations.  To comply with the Rules and Regulations
            ---------------------
appended hereto and all other reasonable Rules and Regulations hereafter made by Landlord of which Tenant has been given notice, for the care and use of the Office Buildings, the North Parcel Lot, the South Parcel Lot and their facilities and approaches, it being understood that Landlord shall not be liable to Tenant for the failure of other tenants of the Office Buildings to conform to such Rules and Regulations; provided, however, that Landlord shall enforce the
                            --------  -------
Rules and Regulations equitably and shall use reasonable efforts to cause other tenants of the Office Buildings to comply with said Rules and Regulations.

     6.1.5  Safety Appliances.  To keep the Premises equipped with all safety
            -----------------
appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

     6.1.6  Assignment and Subletting.
            -------------------------

     (a) Except as otherwise provided herein, Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), assign, mortgage, pledge, encumber, sell or transfer this Lease, in whole or in part, make any sublease or permit occupancy of the Office Buildings or any part thereof by anyone other than Tenant, voluntarily or by operation of law. In connection with any request by Tenant for consent to assignment or subletting, Tenant shall promptly reimburse Landlord, as additional rent, for reasonable, out-of-pocket, legal and other expenses incurred by Landlord in connection with any such request. No subletting by Tenant shall affect the continuing primary liability of Tenant and no consent to any of the foregoing in a specific instance shall operate as a waiver in any subsequent instance. In the event Tenant assigns or subleases any portion of the Premises, and any assignee or subtenant of Tenant pays to Tenant any amounts in excess of the Annual Base Rent and additional rent then payable hereunder on a square footage basis for any portion of the Premises so sublet, after first deducting Tenant's reasonable out of pocket costs incurred in connection with such transaction, Tenant shall promptly pay fifty percent (50%) of said excess to Landlord as and when received by Tenant.

     To the extent that Tenant desires to sublease or assign any portion of the Premises, Tenant shall offer the proposed sublease space to the Landlord in writing prior to commencing the marketing of such space. Landlord may, within thirty (30) days after receipt of such offer elect to terminate this Lease as to the portion of the Premises (and, if applicable, as to the portion of the Term) sought to be sublet by Tenant, whereupon Tenant shall be released from its obligations hereunder as to such portion of the Premises (for such period, if applicable), and Landlord shall be free to market such space free of any claim by Tenant. If Landlord elects to take the proposed sublease space back, Landlord shall have an additional fifteen (15) days (i.e. a total of forty-five
(45) days) before assuming such obligation. Absent Landlord's exercise of its election within such 30 day period, Landlord's right to recapture the Premises (or portion thereof, as applicable) shall terminate and be of no further force and effect, and Tenant shall be free to market such space, subject to Landlord's rights of approval provided above. In no event may Tenant seek to sublease or assign space to other Tenants of Landlord, or prospective tenants with whom Landlord is engaged in ongoing discussions or has within the previous ninety
(90) days engaged in discussions, however preliminary. Landlord will, at Tenant's request, identify parties with whom Landlord is presently in or has recently (within 90 days) had discussions, subject in all cases to applicable confidentiality restrictions.

     (b) The foregoing provisions of subparagraph (a) of this Section 6.1.6 shall not be deemed violated by an assignment of this Lease to any parent, wholly owned subsidiary of such parent corporation or affiliate of Tenant (as used herein, "affiliate of Tenant" shall mean any corporation which directly controls, beneficially owns or is under common control with Tenant, or is the surviving entity of a merger of Tenant and said entity); provided, however, that
                                                         --------  -------
no such assignment shall be binding upon Landlord unless the assignee shall execute, acknowledge and deliver to Landlord an agreement in recordable form, whereby the assignee agrees unconditionally to be bound by and to perform all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, whether or not accruing prior to or after the date of such assignment and whether or not relating to matters arising prior to such assignment, and further agrees that, notwithstanding such assignment, the provisions of this
Section 6.1.6 shall continue to be binding upon such assignee with respect to all future assignments.

     6.1.7  Indemnity.  To indemnify, defend and hold Landlord, Managing
            ---------
Agent, any Holders of Security Instruments (as defined in Section 8.1 hereof), and each of their respective parents, affiliates, shareholders, partners, lenders, contractors, officers, directors, beneficiaries, agents and employees (collectively, "Landlord Indemnitees") harmless from and against all claims, demands, actual losses, obligations, liabilities, causes of action, suits, judgments, damages, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and court costs, but excluding any consequential or punitive damages) arising from or asserted in connection with: (i) any act, event or occurrence in or about the Office Buildings caused by Tenant, Tenant's employees or guests; (ii) Tenant's breach of any of its covenants under this Lease; (iii) the use or occupancy of the Office Buildings by Tenant or any person using or occupying the Office Buildings under or through Tenant; or (iv) any act, omission, negligence or willful misconduct of Tenant, or of any person using or occupying the Office Buildings under or through Tenant or of any contractor, employee, agent or visitor of Tenant in or about the Property. The provisions of this Section 6.1.7 shall survive termination or expiration of this Lease. If any proceeding is filed or claim asserted for which indemnity is provided hereunder, Tenant agrees, upon request therefor, to defend the Landlord Indemnitees at Tenant's sole cost utilizing counsel reasonably satisfactory to Landlord. Nothing herein shall operate to indemnify Landlord Indemnitees against the gross negligence or willful acts of Landlord Indemnitees.

     6.1.8  Tenant's Insurance.  To maintain throughout the Term: (i) broad
            ------------------
commercial general liability insurance, written on a per occurrence basis, with an aggregate limit of not less than $2,000,000, and a per occurrence limit of not less than $2,000,000; (ii) "all-risk" property insurance on Tenant's improvements and personal property within the Premises at 100% of replacement costs; (iii) commercially reasonable business interruption, workers' compensation and employer's liability insurance. All of such insurance shall contain appropriate waiver of subrogation rights in favor of Landlord. All such liability insurance shall be evidenced by certificates of insurance reflecting Landlord and Landlord's lender as additional insureds and stating that the insurance will not be terminated or materially changed to the detriment of Landlord and Landlord's Lender without prior notice to Landlord, and to otherwise comply with each and all of the obligations and requirements thereof.

     Landlord acknowledges that all items of personal property included in Tenant's improvements to the Premises (as opposed to fixtures) and all items included within Tenant's Work shall constitute the property of Tenant for all purposes (including insurance purposes), notwithstanding Landlord's funding of the Allowance for Tenant's Work.

     6.1.9  Landlord's Right of Entry.  To permit Landlord and Landlord's
            -------------------------
agents entry upon 24 hours notice: (i) to examine the Premises at reasonable times and, if Landlord shall so elect, to make repairs or replacements in accordance with the provisions hereof: (ii) to remove, at Tenant's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not permitted hereunder; and (iii) to show the Premises to prospective tenants during the nine (9) months preceding expiration of the Term and to prospective purchasers and to current and prospective Holders of Security Instruments (as defined in Section 8.1 hereof ) at all reasonable times.

     6.1.10  Loading.   Not to place Tenant's Property, as defined in Section
             -------
6.1.12, upon the Office Buildings so as to exceed a rate of 80 pounds of live load per square foot and not to move any safe, vault or other heavy equipment in, about or out of the Office Buildings except in such manner as Landlord shall in each instance reasonably approve. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Office Buildings structure shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise.

     6.1.11  Landlord's Costs.  In case Landlord shall be made party to any
             ----------------
litigation commenced by or against Tenant or by or against any parties in possession of the Office Buildings or any part thereof claiming under Tenant as a result of the gross negligence or willful misconduct of Tenant, its employees or agents, to pay, as additional rent, all reasonable, out-of-pocket costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation and, as additional rent, also to pay all such reasonable, out-of-pocket costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease.

     6.1.12  Tenant's Property.  All the furnishings, fixtures, equipment,
             -----------------
effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Office Buildings by Tenant or anyone claiming under Tenant, may be on the Office Buildings or elsewhere in the Office Buildings or on the North Parcel Lot (collectively, "Tenant's Property") shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless due to the negligence or willful act of Landlord.

     6.1.13  Labor or Materialperson's Liens.  Subject to Tenant's right to
             -------------------------------
diligently pursue bona fide disputes, to pay promptly when due the entire cost of any work done on the Office Buildings by Tenant, its agents, employees, or independent contractors; not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Office Buildings; and immediately to discharge or bond any such liens which may so attach.

     6.1.14  Changes or Additions.   Not to make any changes or additions to
             --------------------
the Premises except in accordance with the provisions hereof.

     6.1.15  Holdover.  To pay to Landlord 200% of the total of the Annual
             --------
Base Rent and additional rent then applicable for each month or portion thereof if Tenant shall retain possession of the Office Buildings or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all actual damages sustained by Landlord on account thereof, but excluding consequential or punitive damages; the provisions of this subsection shall not operate as a waiver by Landlord of the right of re-entry provided in this Lease.

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

     6.1.16  Security.   To indemnify, and save Landlord harmless from any
             --------
claim for injury to person or damage to property asserted by any personnel, employee, guest, invitee or agent of Tenant which is suffered or occurs in or about the Premises by reason of the act of any intruder or any other person in or about the Premises, Tenant acknowledging that Tenant is responsible for providing security to the Premises and its own personnel in or about the Premises, and excepting such injury or damage resulting from the gross negligence or willful misconduct of Landlord. The provisions of this section shall survive termination or expiration of this Lease. If any proceeding is filed or claim asserted for which indemnity is provided hereunder, Tenant agrees, upon request therefor, to defend the Landlord and the Landlord Indemnities at Tenant's sole cost utilizing counsel satisfactory to Landlord.

     6.1.17  Development Impact Agreement.  The Property is considered a
             ----------------------------
Development Impact Project by the City of Boston (the "City") pursuant to the Boston Zoning Code, and as condition of the permitting and development of the Property, Landlord has entered into certain agreements (the "Agreements") with the City. Tenant hereby covenants and agrees to comply with the provisions of the Agreements applicable to Tenant as set forth below.

     (a) Boston Residents Employment.  Pursuant to a Memorandum of Understanding
         ---------------------------
by and between the Landlord and the City, dated April 29, 1999, Landlord has agreed to take certain steps to achieve the goal that fifty percent (50%) of certain employment opportunities created in the office and retail segments of the Property will be made available to Boston residents, and to deliver a letter to Tenant upon execution of a lease urging and encouraging Tenant to take the same steps. Tenant hereby acknowledges receipt of said letter, a copy of which is appended hereto as Exhibit I, as required by said Memorandum of
                      ---------
Understanding.

     (b) Transportation Access Plan.  Pursuant to a Transportation Access Plan
         --------------------------
Agreement ("TAPA") by and between the Landlord and the City, Landlord has agreed to take certain steps to reasonably minimize the automobile traffic impacts resulting from the operation of the Brighton Landing project, including: (i) implementing a Construction Management Plan relating to the construction phase of the Brighton Landing project, (ii) establishing a Transportation Demand Management Program ("TDM") to discourage single occupancy vehicle trips and encourage the use of public transit for all trips to the Brighton Landing project, and (iii) establishing certain parking and loading policies relating to the ongoing operations at the Brighton Landing project. In connection with the foregoing, the Landlord has agreed to designate a Transportation Coordinator to work with and encourage tenants to cooperate with the Landlord in furthering the mitigation measures set forth in the TAPA, a copy of which as been provided to Tenant. Tenant hereby covenants and agrees to: (i) comply with the terms of the Construction Management Plan when undertaking construction activities at the Brighton Landing project, (ii) comply with the parking and loading provisions of the TAPA, and (iii) cooperate with the Transportation Coordinator, and make reasonable efforts to implement relevant provisions of the TDM. A copy of the TAPA is appended hereto as Exhibit J.
                           ---------

6.2  TENANT'S REPRESENTATIONS AND WARRANTIES.

     Tenant warrants and represents to Landlord as of the date hereof and as of the Commencement Date as follows:

     6.2.1  Authority.  Tenant (i) is duly organized, validly existing and in
            ---------
good standing under the laws of its state of organization, (ii) has the power and authority to carry on businesses now being conducted and is qualified to do business in every jurisdiction where such qualification is necessary, and (iii) has the power to execute and deliver and perform its obligations under this Lease.

     6.2.2  Due Execution.  The execution, delivery and performance by Tenant
            -------------
of its obligations under this Lease: (i) have been duly authorized by all requisite action; (ii) will not violate any provision of law, any order of any court or other agency of government, or the corporate charter or bylaws of the Tenant; and (iii) will not contravene or result in a violation, breach or default of any indenture agreement, or other agreement or contractual obligation of Tenant.

     6.2.3  Litigation.  There are no other suits, actions or proceedings
            ----------
pending or, to the best of Tenant's knowledge, that might interfere with Tenant's obligation to perform hereunder.

              ARTICLE  VII  DAMAGE AND DESTRUCTION; CONDEMNATION

7.1  FIRE OR OTHER CASUALTY

     7.1.1 Subject to the provisions of Section 7.1.2 hereof, in the event during the Term hereof the Office Buildings or the Parking Garage shall be partially damaged (as distinguished from "substantially damaged" as such term is hereinafter defined) by fire, explosion, casualty or any other occurrence covered or as may be required to be covered, as herein provided, by Landlord's insurance or by such casualty plus required demolition, or by action taken to reduce the impact of any such event, Landlord shall forthwith proceed to repair such damage and restore the Office Buildings and/or the Parking Garage, or so much thereof as was originally constructed or delivered by Landlord to substantially its condition at the time of such fire, explosion, casualty or occurrence, provided that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage and, further provided that Tenant is not then in default of any of its obligations under this Lease beyond any applicable cure period. Landlord shall not be responsible for any delay which may result from any cause beyond Landlord's reasonable control.

     7.1.2 If, however, (i) the Office Buildings or the Parking Garage, should be damaged or destroyed (A) by fire or other casualty (x) to the extent of 50% or more of the cost of replacement, or (y) so that 50% or more of the principal area contained in the Premises or the Parking Garage shall be rendered unusable for the purposes originally constructed, or (B) by any casualty other than those covered by insurance policies required to be maintained by Landlord under this Lease (hereinafter "substantially damaged"), or (ii) the Office Buildings, the Premises or the Parking Garage shall be substantially damaged in whole or in part during the last two (2) years of the Term (unless Tenant has properly exercised its option for the Extension Term, in which case, during the last two
(2) years of the Extension Term), or (iii) there shall be damage to the Premises or the Parking Garage of a character as cannot reasonably be expected to be repaired within 12 months from the date of casualty, or (iv) such restoration involves the demolition of or repair of damage to 50% percent or more of the Premises or the Parking Garage, or (v) applicable law requires the demolition of the Office Buildings or the Parking Garage or forbids the rebuilding of the damaged portion of the Office Buildings or the Parking Garage, except for restrictions of the zoning code from which relief can be obtained, or
(vi) such restoration requires repairs in an amount in excess of the insurance proceeds recovered or recoverable, Landlord or Tenant may, at their option, either terminate this Lease and notify the other party as to their election within 90 days after such fire or casualty. If either party elects to terminate this Lease, the Term hereof shall end on the date specified in the notice (which shall be the end of a calendar month and not sooner than 30 days after such election was made). If neither Landlord nor Tenant elects to terminate this Lease as provided herein, then Landlord shall perform such repairs as are set forth in Section 7.1.3 hereof and Tenant shall perform such repairs in the Office Buildings as are set forth in Section 7.1.4 hereof, and the Term shall continue without interruption and this Lease shall remain in full force and effect.

     In the event of substantial damage occurring during the last two years of the Term but prior to the last date on which Tenant is entitled to exercise its option for the Extension Term pursuant to Section 2.4 above, Tenant may, within thirty (30) days after the date of the casualty, provide written notice to Landlord of Tenant's exercise of its option for the Extension Term, in which case Landlord shall not have the right to terminate this Lease pursuant to clause (ii) of this Section 7.12.

     7.1.3 If neither Landlord nor Tenant elects to terminate this Lease as provided in Section 7.1.2 hereof and if Tenant is not then in default of any of its obligations under the Lease after written notice beyond any applicable cure period provided for herein, (i) Landlord shall reconstruct as much of the Premises as was originally constructed by Landlord (it being understood by Tenant that Landlord shall not be responsible for any reconstruction of leasehold improvements, which reconstruction is the sole responsibility of Tenant) to substantially its condition at the time of such damage, but Landlord shall not be responsible for any delays which may result from any cause beyond Landlord's reasonable control, and in no event shall Landlord be required to expend amounts for such restoration in excess of the insurance proceeds recovered by Landlord, and (ii) Landlord shall reconstruct the Parking Garage.

     7.1.4 If neither Landlord nor Tenant elects to terminate this Lease as provided in Section 7.1.2 hereof, Tenant shall, at its own cost and expense, repair and restore the Premises in accordance with the provisions of Article III hereof to the extent not required to be repaired by Landlord pursuant to the provisions of this Section 7.1, including, but not limited to, the repairing and/or replacement of its merchandise, trade fixtures, furnishings and equipment in a manner and to at least a condition equal to that prior to its damage or destruction. Tenant agrees to commence the performance of its work when notified by Landlord that the work to be performed by Tenant can, in accordance with good construction practices, then be commenced and Tenant shall complete such work as promptly thereafter as is practicable.

     7.1.5 All proceeds payable from Landlord's insurance policies with respect to the Premises and the Office Buildings shall belong to and shall be payable to Landlord. If neither

Landlord nor Tenant elects to terminate this Lease as provided in Section 7.1.2 hereof, Landlord shall disburse and apply so much of any insurance recovery as shall be necessary against the cost to Landlord of restoration and Office Buildings of Landlord's work referred to in Section 7.1.3 hereof, subject to the prior rights of any mortgage liens against the Premises or the Office Buildings. Landlord shall have no rights in Tenant's casualty insurance policies as a loss payee or otherwise.

     7.1.6 Any obligation of the Landlord set forth in this Section 7.1 to restore the Premises shall be subject to the prior rights of Landlord's mortgagee in any insurance proceeds.

     7.1.7 In the event that the provisions of Section 7.1.1 or Section 7.1.2 shall become applicable, the Annual Base Rent and additional rent shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be forced to discontinue its business in the Premises, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with the later of the completion by Landlord of such work of repair and/or reconstruction of the Premises as Landlord is obligated to do, or substantial completion by Tenant of Tenant's work of repair and/or reconstruction of the Premises as Tenant is obligated to do as provided in Section 7.1.4.

7.2  EMINENT DOMAIN.

     If, after the execution and before termination of this Lease, the entire Premises or the Office Buildings shall be taken by eminent domain or destroyed by the action of any public or quasi public authority, or in the event of conveyance in lieu thereof, the Term shall cease as of the day possession shall be taken by such authority, and Tenant shall pay rent up to that date with a pro-rata refund by Landlord of such rent and additional rent as shall have been paid in advance for a period subsequent to the date of the taking of possession.

     If less than 30% of the Premises shall be so taken or conveyed, this Lease shall cease only as respects the parts so taken or conveyed, as of the day possession shall be taken, and Tenant shall pay rent up to that day, with an appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking of possession, and thereafter the Annual Base Rent shall be equitably adjusted. Pending agreement of such rental adjustment, Tenant agrees to pay to Landlord the Annual Base Rent in effect immediately prior to the taking by eminent domain. Landlord shall at its expense make all necessary repairs or alterations so as to constitute the remaining Premises a complete architectural unit.

     If more than 30% of the Premises or the Office Buildings shall be so taken or conveyed, then the Term shall cease only as respects the part so taken or conveyed, from the day possession shall be taken, and Tenant shall pay rent to that date with an appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking of possession, provided, however that if more than 30% of the Premises or the Office Buildings is so taken or conveyed, Landlord or Tenant shall have the right to terminate this Lease upon notice to the other party in writing within 30 days of receiving notice of such taking or conveyance. If

Landlord and Tenant do not elect to terminate the Lease, all of the terms herein provided shall continue in effect except that the Annual Base Rent shall be equitably adjusted, and Landlord shall make all necessary repairs or alterations so as to constitute the remaining premises a complete architectural unit.

     All compensation awarded for any such taking or conveyance, whether for the whole or a part of the Premises, shall be the property of Landlord, whether such damages shall be awarded as compensation for diminution in the value of the leasehold or of the fee interest in the Premises, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such compensation; provided, however, that Tenant shall be entitled to seek a separate award for Tenant's stock, trade fixtures and relocation expense.

     In the event of any taking of the Premises or the Office Buildings or any part thereof for temporary use, this Lease shall be and remain unaffected thereby and rent shall not abate, unless such taking substantially interferes with Tenant's use of the Premises, its access thereto, or its parking rights hereunder.

           ARTICLE  VIII  RIGHTS OF HOLDERS OF SECURITY INSTRUMENTS

8.1  PRIORITY OF LEASE.

     This Lease and all rights of Tenant hereunder shall be subject and subordinate to the lien of all present and future ground or master leases of the Property, and to the lien of all mortgages or deeds of trust (such ground leases, master leases, mortgages and deeds of trust referred to collectively herein as "Security Instruments"), now or hereafter encumbering Landlord's interest in the Property (the "Security Premises"), if any, and to all renewals, extensions, modifications, consolidations and replacements thereof; and to all advances made or hereafter to be made upon the security of any such Security Instruments. This subordination provision shall be self-operative, and no further instrument of subordination shall be required with respect to any such Security Instrument. Notwithstanding that this subordination provision shall be self-operative, upon the request of Landlord or the holder or lessor of any such Security Instrument (such holders and lessors being collectively referred to herein as "Holders"), Tenant shall execute, acknowledge and deliver to Landlord and the Holder of such Security Instrument, within fifteen (15) days after notice from Landlord, any and all instruments that may be reasonably requested by Landlord or such Holder to evidence the subordination of this Lease to the lien of such Security Instrument, and each such renewal, modification, consolidation, replacement and extension thereof, provided that the terms of such Security Instrument(s) are in accordance with the provisions of this paragraph. Provided, however, that any such Security Instrument, or a separate recordable agreement of the Holder of such Security Instrument, shall provide that, notwithstanding any default under such Security Instrument, or any foreclosure thereof, or the enforcement by the Holder of any rights or remedies thereunder or otherwise: (i) this Lease shall remain in full force and effect;
(ii) Tenant shall be permitted to remain in quiet and peaceful possession of the Premises and enjoy all other rights and benefits under this Lease throughout the Lease Term, subject, however, to the terms and provisions of this Lease; and
(iii) Tenant shall attorn to the Holder of such Security Instrument. Upon default by Tenant of any of its obligations under this Lease after written notice beyond any applicable cure period provided herein, Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments for and on behalf of Tenant. Tenant agrees if required by any Holder, that it will not unreasonably withhold, delay or defer the execution of an agreement of modification of this Lease (whether in the form of an amendment or a separate agreement), provided such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest or any other rights hereby created. Notwithstanding any provision of this section to the contrary, any Holder of any Security Instrument may at any time elect to subordinate the lien of its Security Instrument to this Lease without obtaining Tenant's consent by filing with the appropriate recording office a notice of such election, whereupon Tenant's rights and interests hereunder shall have priority over such Security Instrument.

8.2  RIGHTS OF HOLDERS OF SECURITY INSTRUMENTS; LIMITATION OF
     HOLDER'S LIABILITY.

     Until the Holder of a Security Instrument shall enter and take possession of the Security Property for the purpose of foreclosure or otherwise pursuant to a Security Instrument, such Holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Security Property for the aforesaid purposes, such Holder shall have all the rights and obligations of Landlord. Notwithstanding any other provision of this Lease to the contrary, no such Holder shall be liable to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such Holder shall enter and take possession of the Security Property for the purpose of foreclosure or otherwise pursuant to a Security Instrument. Upon entry for the purpose of foreclosure or otherwise pursuant to a Security Instrument, such Holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 8.3, provided that a discontinuance of any foreclosure proceeding or other proceeding pursuant to a Security Instrument shall be deemed a conveyance under said provisions to the owner of the equity of the Security Property.

8.3  INTENTIONALLY OMITTED.

8.4  NO PREPAYMENT OR MODIFICATION, ETC.

     Tenant shall not pay Annual Base Rent, additional rent, or any other charge more than 10 days prior to the due date thereof.

8.5  NO RELEASE OR TERMINATION.

     No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to any Holders of a Security Instrument of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights and (ii) such Holders, after receipt of such notice, have failed or refused to correct or cure the condition complained of within the time period specified herein for the curing of such default by Landlord, but nothing contained in this Section 8.5 shall be deemed to impose any obligation on any such Holder to correct or cure any such condition.

8.6  CONTINUING OFFER.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a Holder of a Security Instrument (particularly, without limitation thereby, the covenants and agreements contained in this
Article VIII) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such Holder; such Holder is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such Holder shall be entitled to enforce such provisions in its own name.

                             ARTICLE  IX  DEFAULT

9.1  EVENTS OF DEFAULT BY TENANT.

     If at any time subsequent to the date of this Lease any one or more of the following events (each, an "Event of Default") shall occur:

          (i) Tenant fails to pay Annual Rent or any other readily ascertainable payment obligation hereunder when due and such failure shall continue for five (5) business days after notice to Tenant from Landlord; or

          (ii) Tenant fails to execute or deliver any estoppel certificate or other document described in Section 10.9 or Section 8.1 hereof within the time period prescribed therein, and such failure continues for five (5) business days after receiving written notice of such default; or

          (iii) Tenant shall default with respect to any other obligation hereunder and such default continues for more than 30 days after notice and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured within 30 days and Tenant diligently and continuously prosecutes such cure to completion; or

          (iv) Tenant abandons or vacates the Premises and is not, in Landlord's reasonable judgment, diligently pursuing the assignment or sublease of the Premises; or

          (v) Tenant makes an assignment for the benefit of creditors or shall be adjudicated insolvent, or shall file a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future Federal, state or other statute, law or regulation for the relief of debtors (other than the Bankruptcy Code, as hereinafter defined), or shall seek or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

          (vi) The filing of a voluntary petition by Tenant, or the entry of an order for relief against Tenant, under any chapter of the U.S. Bankruptcy Code, 11 U.S.C. 101 et seq., as it may be amended (or any similar petition under any insolvency law of any jurisdiction) (the "Bankruptcy Code"), or if such petition is filed against Tenant and not dismissed within 75 days of such filing; or

          (vii) The leasehold hereby created is taken on execution or other process of law in any action against Tenant;

Then, and in any such case, Landlord and the agents and servants of Landlord may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter while such default continues, at Landlord's election, do any one or more of the following: (A) give Tenant written notice stating that the Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action; or (B) with or without process of law, in a lawful manner enter and repossess the Premises as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event the Lease shall be irrevocably extinguished and terminated at the time of such entry; or (C) pursue any other rights or remedies permitted by law. Any such termination of the Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and in the event of such termination Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord, without notice to Tenant, may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

9.2  TENANT'S OBLIGATIONS AFTER TERMINATION.

     In the event that this Lease is terminated under any of the provisions contained in Section 9.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord all amounts theretofore owing to Landlord under the Lease, together with, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Base Rent and all additional rent, the value of all other consideration agreed to be paid or performed by Tenant for said residue. Tenant further covenants as an additional and cumulative obligation after any such ending to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the next foregoing covenant, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 9.2 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its commercially reasonable judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its commercially reasonable judgment considers advisable or necessary to relet the same for the Permitted Uses, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

9.3  EVENTS OF DEFAULT BY LANDLORD.

     If Landlord defaults in any obligation hereunder, including by failing to complete construction of the Office Buildings and the Premises to Base Office Buildings Standards materially in accordance with the Project Drawings and Specifications and the Project Schedule as such schedule may be extended pursuant to Section 3.2 or 3.3 hereof, Landlord shall be in default hereunder and if such default continues for more than 15 days after notice and such additional time, if any, as is reasonably necessary to cure the default if the default is of such a nature that it cannot reasonably be cured in 15 days and Landlord diligently and continuously prosecutes such cure to completion, then, Tenant may immediately or at any time thereafter while such default continues and without further notice, at Tenant's election, do one or both of the following: (i) give Landlord written notice stating that the Lease is terminated, effective upon the giving of such notice or upon a date stated in such notice, as Tenant may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action, or (ii) pursue any other rights or remedies permitted by law. The foregoing notwithstanding, in the event any Holder in possession of the Property should default in any obligation under this Lease, Tenant acknowledges and agrees that Tenant's remedies shall be limited solely to actual damages suffered by Tenant as a result of such Holder's default and further limited as provided in Section
10.3 below. Tenant shall also have the right to cure Landlord's default pursuant to Section 10.8 hereof.

                           ARTICLE X  MISCELLANEOUS

10.1  NOTICE OF LEASE.

     The parties hereto shall execute and deliver, after the Term begins, a statutory form of Notice of Lease in form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination. The parties agree that the Notice of Lease shall refer to the South Parcel Lot and shall refer to Tenant's rights therein.

10.2  NOTICES FROM ONE PARTY TO THE OTHER.

     All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at Tenant's Address or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at Landlord's Address or such other address as Landlord shall have last designated by notice in writing to Tenant. A copy of all notices to Landlord shall be sent to Stephen I. Burr, Esq., Greenberg Traurig, LLC., One International Place, 3rd Floor, Boston, MA 02110. A copy of all notices to Tenant shall be sent to Frederick S. Gilman, Esq., Lynch, DeSimone & Nylen, LLP, 12 Post Office Square, Boston, MA 02109. Any notice shall have been deemed duly given if mailed to such address postage prepaid, registered or certified mail, return receipt requested, delivered by the U.S. Postal Service, or if delivered to such address by hand, when so delivered or upon refusal of acceptance, or if deposited, fees prepaid, with a nationally recognized overnight courier service that provides written evidence of delivery, when so received.

10.3  BIND AND INURE.

     The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises and the North Parcel Lot but not upon other assets of Landlord. No individual member, officer, director or employee of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises and the North Parcel Lot in pursuit of its remedies upon an event of default hereunder. No shareholder, director, officer or employee of Tenant shall be personally liable under this Lease.

10.4  NO SURRENDER.

     No act by Landlord or Managing Agent shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord.

10.5  NO WAIVER, ETC.

     The failure of either party hereto to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease shall not be deemed a waiver of such violation or lack of strict performance. The receipt by Landlord or payment by Tenant of Annual Base Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach unless such waiver be in writing and signed by the

Landlord. No consent or waiver, express or implied, by either party to or of any breach of any other agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

10.6  NO ACCORD AND SATISFACTION.

     No acceptance by Landlord of a lesser sum than the Annual Base Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

10.7  CUMULATIVE REMEDIES.

     The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease.

10.8  RIGHT TO CURE.

     If Tenant shall at any time default in the performance of any obligation under this Lease after written notice and expiration of any applicable cure period hereunder, Landlord shall have the right, but shall not be obligated to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. If Landlord shall at any time default in the performance of any obligation under this Lease, Tenant shall have the right (but not the obligation), to perform such obligation provided, that, (i) such obligation of
                                         --------  ----
Landlord is one that is reasonably capable of being performed, remedied or cured, (ii) Tenant has notified Landlord in writing of the nature of Landlord's default and Tenant's intention to cure, and (iii) within ten (10) business days after Landlord's receipt of Tenant's notice pursuant to the foregoing clause
(ii), Landlord has failed to provide evidence demonstrating that Landlord has or is taking all reasonable steps and actions required to satisfy its obligation(s) in question. In performing such obligation, Landlord or Tenant, as the case may be, may make any payment of money or perform any other act. All sums so paid (together with interest at the rate of 4% per annum in excess of the then prime commercial rate of interest being charged by the Fleet Bank, N.A. in Boston, Massachusetts) and all reasonable and necessary incidental costs and expenses in connection with the performance of any such act by Landlord or Tenant, shall be payable by the defaulting party immediately on demand, and in the case of amounts so expended by Landlord, shall be deemed to be additional rent under this Lease, and in the case of amounts so expended by Tenant, may be offset against the next scheduled installment(s) of Annual Rent hereunder. Either party may exercise the foregoing rights without waiving any other of its rights or releasing the other from any of its obligations under this Lease.

10.9  ESTOPPEL CERTIFICATE.

     Landlord and Tenant agree, from time to time, upon not less than 10 business days' prior written request from one of the parties, to execute, acknowledge and deliver to the other party a statement in writing certifying that this Lease is unmodified and in full force and effect; that the party providing the statement has no defenses, offsets or counterclaims against its obligations to perform its covenants under this Lease; that, in the case of the Tenant providing such statement, the Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Base Rent and additional rent under this Lease; that there are no uncured defaults of Landlord or Tenant under this Lease (or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications, and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); the dates to which the Annual Base Rent, additional rent and other charges have been paid; and any other information reasonably requested by Landlord or Tenant. Any such statement delivered pursuant to this Section 10.9 shall be in a form reasonably acceptable to and may be relied upon by any prospective purchaser of the property including the Premises or any current or prospective Holder of a Security Instrument, or by a prospective lender of the Tenant. If Tenant fails to deliver such certificate within such 10 business day period, Tenant hereby irrevocably appoints Landlord as its attorney-in-fact to execute such certificate on Tenant's behalf, whereupon such certificate will be final and binding on Tenant.

10.10  WAIVER OF SUBROGATION.

     Landlord and Tenant each waives any claim, loss and cost it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any casualty insurance policy that covers the Premises, the Office Buildings, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, is required to be insured for casualty loss against under the terms hereof, regardless of whether the negligence or other misconduct of the other party caused such loss.

     The casualty insurance carried by each party shall contain provisions stating that the insured is permitted to waive its rights of recovery from others without prejudice to the insurance provided. In the event that such a provision should be unavailable or if a premium charge should be required to add the provision, the waiving party shall promptly notify the other party who, in the case of a premium charge being required, shall have the right to pay for the additional premium to effect the requested provision.

10.11  BROKERAGE.

     Tenant and Landlord represent and warrant that they dealt with no brokers in connection with this transaction other than the Broker and Tenant's engagement of Thompson, Doyle, Hennessey & Everest. Landlord and Tenant agree to defend, indemnify and save the other harmless from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by a broker or agent in connection with this Lease other than the Broker. Upon receipt of notice or assertion of any such claim, Landlord or Tenant shall promptly notify the other, whereupon each party shall have an equal right to defend such claim with counsel reasonably acceptable to the other party. The fees of the Broker shall be paid by the Landlord. The fees of Thompson, Doyle, Hennessey & Everest shall be paid by Tenant.

10.12  SUBMISSION NOT AN OFFER.

     The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy has been delivered to each of them.

10.13  APPLICABLE LAW AND CONSTRUCTION.

     This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflict of laws. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

     There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

     The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

     Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively.

                     [signature appear on following page]

                               Signature Page to
                             Lease By and Between
                       B.V. DEVELOPMENT, LLC (Landlord)
                       and PRIME RESPONSE, INC. (Tenant)



     EXECUTED as a sealed instrument in two or more counterparts on the day and year first above written.

                      LANDLORD:    B.V. DEVELOPMENT, LLC

                                   By: /s/ Signature illegible
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title: Executive Vice President
                                         --------------------------


                      TENANT:      PRIME RESPONSE, INC.

                                   By: /s/ Dan Stravinski
                                      ----------------------------------
                                   Name: Dan Stravinski
                                        --------------------------------
                                   Title: Vice President, Administration
                                         -------------------------------

                                   EXHIBIT A
                                   ---------

         Description of the North Parcel Lot and the South Parcel Lot


     That certain parcel of land situated in that part of Boston formerly Brighton in the County of Suffolk and Commonwealth of Massachusetts, situated on Guest and Life Streets:

     Said land is determined by the Court to be located as shown on a plan drawn by Everett M. Brooks, Co., Civil Engineers, dated June 7, 1949, as modified and approved by the Court, filed in the Land Registration Office as plan No. 21968-A, a copy of a portion of which is filed with Certificate of Title No. 53108, shown thereon as Lot Two (2).

     The above described land is subject to express agreements and restrictions set forth in a deed given by the Boston and Albany Railroad Company to the Hathaway Bakeries, Inc., dated August 20, 1946, and duly recorded in Book 6216 Page 212.

     Another parcel of land situated on Guest and Market Streets:

Said land is shown as Lot Three (3) on a subdivision plan drawn by Harry R. Feldman, Inc., Surveyors, dated May 31, 1984, as approved by the Court, filed in the Land Registration Office as plan No. 21968-B, a copy of a portion of which is filed with Certificate of Title No. 37343.

                                   EXHIBIT B
                                   ---------

                                 Premises Plan

                                   EXHIBIT C
                                   ---------

                               Project Schedule

                                   EXHIBIT D
                                   ---------
                             Property Tax Schedule

  Fiscal          North Parcel Tax      Garage Building Tax     Total North Parcel     Excess Property
Property Tax     Per Rentable Square      Allocation (70%)       Tax Per Rentable     Taxes Per Square
   Year                 Foot                                       Square Foot               Foot
------------------------------------------------------------------------------------------------------
2002                                                                    2.50                  0.00
------------------------------------------------------------------------------------------------------
2003                      2.75                  0.48                    3.23                   .73
------------------------------------------------------------------------------------------------------
2004                      2.87                  0.50                    3.37                   .87
------------------------------------------------------------------------------------------------------
2005                      3.00                  0.52                    3.52                  1.02
------------------------------------------------------------------------------------------------------
2006                      3.14                  0.53                    3.67                  1.17
------------------------------------------------------------------------------------------------------
2007                      3.28                  0.55                    3.83                  2.20
------------------------------------------------------------------------------------------------------
2008                      3.43                  0.57                    4.00                  1.50
------------------------------------------------------------------------------------------------------
2009                      3.58                  0.59                    4.17                  1.67
------------------------------------------------------------------------------------------------------
2010                      3.74                  0.61                    4.35                  1.85
------------------------------------------------------------------------------------------------------
2011                      3.91                  0.63                    4.54                  2.04
------------------------------------------------------------------------------------------------------
2012                      4.08                  0.66                    4.74                  2.24
------------------------------------------------------------------------------------------------------

     NOTE: The Property Taxes and Excess Property Taxes through June 30, 2012 have been determined pursuant to a special taxing arrangement in the form of Certified Project Approval for the Brighton Landing Project (the "Certified Project Approval"), under M.G.L. c. 23A (S)(S) 3A - 3F, as approved by the City of Boston on May 12, 1999, and by the Economic Assistance Coordinating Council of the Massachusetts Office of Business Development (the "EACC") on May 27, 1999. Notwithstanding anything to the contrary provided in the Lease, Tenant acknowledges and agrees that (a) after June 30, 2012, the Property Taxes and the Excess Property Taxes shall be determined based on the actual property taxes applicable to the North Parcel Lot and the South Parcel Lot as determined by the City of Boston Assessor's Office, and Tenant's Excess Share of Property Taxes shall be determined based upon such actual property taxes as so determined; and
(b) if the Certified Project Approval is amended, modified, terminated or revoked, in whole or in part, by the City of Boston or the Commonwealth of Massachusetts, the Property Taxes and the Excess Property Taxes shall be determined based on the actual property taxes applicable to the North Parcel Lot and the South Parcel Lot as determined by the City of Boston Assessor's Office, and Tenant's Excess Share of Property Taxes shall be determined based upon such actual property taxes as so determined.

                                   EXHIBIT E
                                   ---------

                             Tenant's Work Schedule

                                   EXHIBIT F
                                   ---------

                     Memorandum of Term Commencement Date
                     ------------------------------------

     This is a Memorandum of Term Commencement Date, dated as of
                                                                 ------------,
             by and between B.V. Development, LLC (the "Landlord") and
------------
             (the "Tenant") pursuant to that certain Lease Agreement (the
------------
"Lease"), dated as of                      by and between Landlord and Tenant
                     -----------, --------
concerning office space within the buildings located at 4-10 Guest Street, Brighton (Boston), Suffolk County, Massachusetts, as more completely described on Exhibit A hereto. [Notice of the Lease was recorded in the Land Court as
   ---------
Document           on Certificate of Title           .]
         ---------                        -----------

     Pursuant to Section 1.1 of the Lease, Landlord and Tenant hereby confirm
that the "Term Commencement Date" under the Lease was           ,           .
                                                      ----------  ----------

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this instrument under seal as of the date first above written.

                   LANDLORD:    B.V. DEVELOPMENT, LLC


                                By:
                                   ---------------------------
                                Name:
                                     -------------------------
                                Title:
                                      ------------------------


                      TENANT:   [                      ]
                                 ----------------------


                                By:
                                   ---------------------------
                                Name:
                                     -------------------------
                                Title:
                                      ------------------------

                     [Notarial Acknowledgments as to both]

                                   EXHIBIT G
                                   ---------

                             Rules and Regulations

1. The entrances, lobbies, passages, corridors, elevators, halls, courts, sidewalks, vestibules, and stairways shall not be encumbered or obstructed by Tenant, Tenant's agents, servants, employees, licensees or visitors or used by them for any purposes other than ingress or egress to and from the Premises. The Office Buildings are "no-smoking" buildings, and Tenant will cooperate to ensure that its employees do not smoke in the Premises or within the common areas of the Office Buildings.

2. The moving in or out of all safes, freight, furniture or bulky matter of any description shall take place during the hours which Landlord may determine from time to time. Landlord reserves the right to inspect all freight and bulky matter to be brought into the Premises. Landlord reserves the right to have Landlord's structural engineer review Tenant's floor loads on the Premises at Tenant's expense.

3. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time or place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Premises. No pets, animals or birds shall be brought or kept in or about the Premises. Bicycles shall not be permitted in the Office Buildings.

4. Tenant shall not place objects against glass partitions or doors or windows or adjacent to any common space which would be unsightly from the Premises corridors or from the exterior of the Premises and will promptly remove the same upon notice from Landlord.

5. Tenant shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electric or electrical devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Premises or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Premises or elsewhere, or with the operation of roads or highways in the vicinity of the Premises, and shall not place or install any projections, antennae, aerials, or similar devices inside or outside of the Premises, without the prior written approval of Landlord.

6. Tenant may not (without Landlord's approval therefor, which approval will be signified on Tenant's Plans submitted pursuant to the Lease) and Tenant shall not permit or suffer anyone to: (a) cook (which term shall not be deemed to include ordinary use of a conventional microwave oven) in the Premises; (b) place vending or dispensing machines of any kind in or about the Premises, except for food products and beverages in a manner compatible with the use of the Premises for office purposes; (c) at any time to sell, purchase or give away, or permit the sale, purchase or gift of food in any form.

7. Tenant shall not: (a) use the Premises for lodging, manufacturing or for any immoral or illegal purposes; or (b) use the Premises to engage in the manufacture or (c) use the Premises to engage in the manufacture or sale of, or for the use of, illegal drugs.

8. No awning or other projections shall be attached to the outside walls or windows. No curtains, blinds, shades, screens or signs visible from the exterior of the Premises, other than those furnished by Landlord, shall be attached to, hung in, or used in connection with any window or door of the Premises without prior written consent of Landlord.

9. No signs, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Premises if visible from outside of the Premises.

10. Door keys for doors in the Premises will be furnished at the commencement of the Lease by Landlord. Tenant shall not affix additional locks on doors and shall purchase duplicate keys only from Landlord. In the event of the loss of any keys so furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

11. Tenant shall cooperate and participate in all reasonable and customary security programs affecting the Premises.

12. Tenant assumes responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

13. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Premises, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or services in or from the Premises on a retail basis unless such use is specified in its Lease. Canvassing, soliciting and peddling in the Premises are prohibited and Tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Management Office.

14. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior written approval of Landlord, which approval shall not be unreasonably withheld. The use of the cement or other similar adhesive material is expressly prohibited.

15. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Premises' heating and air conditioning and shall refrain from attempting to adjust controls, except with respect to thermostats, if any, located within the Premises. Tenant shall keep corridor doors closed except when being used for access.

16. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein.

17. Premises employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of the Managing Agent of the Premises.

18. Tenant may request heating and/or air conditioning during other periods in addition to normal working hours by submitting its request in writing to the office of the Managing Agent of the Premises no later than 2:00 p.m. the preceding work day (Monday through Friday) on forms available from the office of the Managing Agent. The request shall clearly state the start and stop hours of the off-hour service. Tenant shall submit to the Premises Manager a list of personnel authorized to make such request. The Tenant shall be charged for such operation in the form of additional rent; such charges are to be determined by the Managing Agent and shall be fair and reasonable and reflect the actual additional operating costs involved.

19. Tenant covenants and agrees that its use of the Premises shall not cause a discharge of more than its pro rata share on a square foot basis of the design flow gallonage per day of sanitary (non-industrial) sewage for the Premises as disclosed to and approved by Tenant prior to the Term Commencement Date. Discharges in excess of that amount, and any discharge of industrial sewage, shall only be permitted if Tenant, at its sole expense, shall have obtained all necessary permits and licenses therefor, including without limitation permits from state and local authorities having jurisdiction thereof. If Tenant uses any materials other than ordinary cleaning solvents and other substances routinely used by office tenants in office Office Buildings like the Premises, all of which must be used by Tenant in strict compliance with any applicable legal requirements, then Tenant shall submit to Landlord on December 31 of each year of the Term of this Lease a statement, certified by an authorized officer of Tenant, which contains the following information: name of all chemical, gases, and hazardous substances, used, generated, or stored on the Premises; type of substance (liquid, gas or granular); quantity used, stored or generated per year; method of disposal; permit number, if any, attributable to each substance, together with copies of all permits for such substance; and permit expiration date for each substance.

20.  Cleaning services shall be provided by Landlord as set forth on Exhibit H
                                                                     ---------
     hereto.

                                   EXHIBIT H
                                   ---------

                  Cleaning Specification For Brighton Landing
                  -------------------------------------------


I.   MAIN LOBBY AND ENTRANCES

     Daily emptying of trash, vacuuming of carpeted areas, spot cleaning, sweeping, and damp mopping of hard surface floors, cleaning of glass and horizontal surfaces, wiping and polishing of elevator doors and other metal and hard surfaces.

     Weekly, monthly or quarterly wiping of all horizontal surfaces, moldings, window ledges, lighting fixtures, high dusting in lobbies, stairwells and vestibules.

II.  ELEVATORS

     Daily vacuuming, cleaning of walls and doors, polishing of tracks and doors.

     Weekly, monthly or quarterly edge vacuuming, ceiling polishing, panel dusting and cleaning.

III. RECEIVING AREAS

     Daily sweeping and mopping of floors.  Walls and doors to be washed.

     Monthly pressure washing of floors and loading platforms.

IV.  CORRIDORS, STAIRS, COMMON AREA

     Daily vacuuming, spot cleaning and wiping.

     Weekly or monthly dusting of railings, horizontal and vertical surfaces, high areas and heating and A/C diffusers. Damp mopping of stairs, edge vacuuming and hot water pressure extraction for carpeting.

V.  RESTROOMS AND SHOWERS

     Daily emptying of receptacles, replacement of liners, cleaning and polishing of stainless steel, cleaning and sanitizing of urinals, sinks, toilets and showers, polishing of mirrors and chrome, sweeping and mopping of floors, spot cleaning and dusting, washing of tiles and partitions. Quarterly machine scrubbing of floors with a germicidal solution.

VI.  OFFICE, ADMINISTRATIVE AREAS AND CONFERENCE ROOMS

     Daily emptying of trash receptacles, replacement of liners, sweeping and damp mopping of hard surface floors, spot cleaning of carpets, vacuuming of all carpets, horizontal and vertical dusting and spot cleaning.

     Weekly or monthly vacuuming of hard to reach areas, dusting of window sills, venetian blinds, counters, desks, tabletops, bookcases, and file cabinets.

VII.  MAIN CAFETERIA AND TENANT KITCHENETTES

     Daily emptying of trash receptacles, replacement of liners, vacuuming of carpets, spot cleaning, dusting and sanitizing of horizontal and vertical surfaces, cleaning of appliances, sweeping and damp mopping of floors.

     Weekly, monthly or quarterly washing interior/exterior of receptacles, high speed floor buffing, scrubbing of tiled floors.

                                   EXHIBIT I
                                   ---------

                      Memorandum of Understanding Letter

                                   EXHIBIT J
                                   ---------

                     Transportation Access Plan Agreement